File No. 811-2922
File No. 2-64526

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No. _____
Post-Effective Amendment No. 40

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940	X
Amendment No. 36

WADDELL & REED ADVISORS CASH MANAGEMENT, INC.
-------------------------------------------------------------------------
(Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas	66202-4200
-------------------------------------------------------------------------
(Address of Principal Executive Office)	(Zip Code)

Registrant's Telephone Number, including Area Code (913) 236-2000

Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217
-------------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective

__x__	immediately upon filing pursuant to paragraph (b)
_____	on (date) pursuant to paragraph (b)
_____	60 days after filing pursuant to paragraph (a)(1)
_____	on (date) pursuant to paragraph (a)(1)
_____	75 days after filing pursuant to paragraph (a)(2)
_____	on (date) pursuant to paragraph (a)(2) of Rule 485
_____	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

==========================================================================

DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

        The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended September 30, 2003 was filed on December 16, 2003.

Waddell & Reed Advisors Funds

FIXED INCOME AND
MONEY MARKET FUNDS

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors Limited-Term Bond Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Advisors Municipal High Income Fund

Waddell & Reed Advisors Cash Management

The Securities and Exchange Commission has not approved or disapproved the Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus
January 28, 2004

Table of Contents

AN OVERVIEW OF THE FUNDS	3

WADDELL & REED ADVISORS BOND FUND	3

WADDELL & REED ADVISORS GLOBAL BOND FUND	7

WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND	12

WADDELL & REED ADVISORS HIGH INCOME FUND	16

WADDELL & REED ADVISORS LIMITED-TERM BOND FUND	20

WADDELL & REED ADVISORS MUNICIPAL BOND FUND	24

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND	28

WADDELL & REED ADVISORS CASH MANAGEMENT	33

INVESTMENT PRINCIPLES OF THE FUNDS	36

Investment Goals, Principal Strategies and Other Investments	36

Risk Considerations of Principal Strategies and Other Investments	41

YOUR ACCOUNT	41

Choosing a Share Class	41

Ways to Set Up Your Account	46

Buying Shares	47

Selling Shares	50

Exchange Privileges	53

Distributions and Taxes	56

THE MANAGEMENT OF THE FUNDS	58

Portfolio Management	58

Management Fee	60

FINANCIAL HIGHLIGHTS	61

An Overview of the Fund

Waddell & Reed Advisors Bond Fund

Goal

(formerly United Bond Fund®) seeks a reasonable return with emphasis on preservation of capital.

Principal Strategies

Waddell & Reed Advisors Bond Fund seeks to achieve its goal by investing primarily in domestic, and to a lesser extent foreign, debt securities usually of investment grade, including bonds rated BBB and higher by Standard & Poor's (S&P) and Baa and higher by Moody's Corporation (Moody's). The Fund has no limitations regarding the maturity duration or dollar weighted average of its holdings. The Fund may invest in debt securities with varying maturities and can invest in securities of companies of any size. The Fund may also invest in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities).

In selecting debt securities for the Fund's portfolio, Waddell & Reed Investment Management Company (WRIMCO), the Fund's investment manager, considers yield and relative safety of the security and, in the case of convertible securities, the possibility of capital growth. WRIMCO may also look at many other factors. These include the issuer's past, present and estimated future:

  financial strength
  cash flow
  management
  borrowing requirements
  responsiveness to changes in interest rates and business conditions

As well, WRIMCO considers the maturity of the obligation and the size or nature of the bond issue.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if the issuer's financial strength weakens and/or the yield and relative safety of the security declines. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because Waddell & Reed Advisors Bond Fund owns different types of debt securities, a variety of factors can affect its investment performance, such as:

  an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities, to decline prepayment of higher-yielding bonds held by the Fund
  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds changes in the maturities of bonds owned by the Fund
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

In addition, although certain U.S. Government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. Government, other U.S. Government securities in which the Fund may invest are not backed by the full faith and credit of the U.S. Government, are not insured or guaranteed by the U.S. Government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Waddell & Reed Advisors Bond Fund is designed for investors who primarily seek current income while also seeking to preserve investment principal. You should consider whether the Fund fits your particular investment objectives.

Performance

Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

Chart of Year-by-Year Returns as of December 31 each year

1994	-5.76%
1995	20.50%
1996	3.20%
1997	9.77%
1998	7.27%
1999	-1.08%
2000	9.13%
2001	7.51%
2002	9.29%
2003	4.96%

In the period shown in the chart, the highest quarterly return was 6.74% (the second quarter of 1995) and the lowest quarterly return was -7.37% (the first quarter of 1997).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the contingent deferred sales charge (CDSC), if applicable, for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns as of December 31, 2003

	1 Year		5 Years (or Life of Class)	10 Years (or Life of Class)
	--------		--------	--------
Class A
Before Taxes	-1.07%		4.64%	5.64%
After Taxes on Distributions	-2.67%		2.47%	3.22%
After Taxes on Distributions and Sale of Fund Shares	-0.11%		3.01%	3.65%
Class B (began on 9-9-1999)
Before Taxes	0.23%		5.97%
Class C (began on 9-9-1999)
Before Taxes	4.20	%1	6.32%
Class Y (began on 6-19-1995)
Before Taxes	5.30%		6.20%	6.91%
Indexes
Citigroup Broad
Investment Grade Index[2]	4.20%		6.62%	6.96%
Lipper Corporate Debt Funds
A-Rated Universe Average[3]	5.03%		5.51%	6.18%

1A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this performance number does not reflect the effect of the CDSC.

2Reflects no deduction for fees, expenses or taxes.

3Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees	Class A	Class B	Class C	Class Y
(fees paid directly from your investment)	Shares	Shares	Shares	Shares
	------	------	------	------

Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	None	None	None	None

Annual Fund Operating
Expenses	Class A	Class B	Class C	Class Y
(expenses that are	Shares	Shares	Shares	Shares
deducted from Fund assets)	------	------	------	------

Management Fees	0.51%	0.51%	0.51%	0.51%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses[3]	0.29%	0.42%	0.40%	0.22%
Total Annual Fund
Operating Expenses	1.05%	1.93%	1.91%	0.73%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

3Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$676	$890	$1,121	$1,784
Class B Shares	$596	$906	$1,142	$2,023[1]
Class C Shares	$194[2]	$600	$1,032	$2,233
Class Y Shares	$75	$233	$406	$906

If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$676	$890	$1,121	$1,784
Class B Shares	$196	$606	$1,042	$2,023[1]
Class C Shares	$194	$600	$1,032	$2,233
Class Y Shares	$75	$233	$406	$906

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors Global Bond Fund, Inc.

Goals

(formerly United High Income Fund II, Inc.®) seeks, as a primary goal, a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal.

Principal Strategies

Waddell & Reed Advisors Global Bond Fund seeks to achieve its goals by investing primarily in a diversified portfolio of U.S. dollar-denominated debt securities of foreign and U.S. issuers. The Fund may invest in bonds of any maturity, although WRIMCO seeks to focus on the intermediate-term sector (generally, bonds with maturities ranging between one and ten years). The Fund invests primarily in issuers of countries that are members of the Organisation of Economic Co-Operation and Development (OECD). The Fund may invest in securities issued by foreign or U.S. governments and in foreign or U.S. companies of any size. Although the Fund invests, primarily, in investment grade securities, it may invest up to 35% of its total assets in lower quality bonds, commonly called junk bonds, that include bonds rated BB and below by S&P or comparable ratings issued by any Nationally Recognized Statistical Rating Organization(s) (NRSRO(s)), or if unrated, judged by WRIMCO to be of comparable quality. The Fund will typically invest in junk bonds of foreign issuers, and it will only invest in junk bonds if WRIMCO deems the risks to be consistent with the Fund's goals. The Fund may also invest in equity securities of foreign and U.S. issuers to achieve its secondary goal of capital growth.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  country analysis (economic, legislative/judicial and demographic trends)
  credit analysis of the issuer (financial strength, cash flow, management, strategy and accounting)
  maturity of the issue
  quality of the issue
  denomination of the issue (U.S. dollar, euro, yen)
  domicile of the issuer

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines to an unacceptable level or if management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because Waddell & Reed Advisors Global Bond Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities, to decline changes in the maturities of bonds owned by the Fund
  changes in foreign exchange rates, which may affect the value of certain securities the Fund holds the susceptibility of lower-rated bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio

Investing in foreign securities presents additional risks, such as foreign currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments.

As well, market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Waddell & Reed Advisors Global Bond Fund is designed for investors primarily seeking a high level of current income generated from a diversified portfolio consisting primarily of U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Global Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Prior to September 18, 2000, the Fund sought to achieve its goals by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information in the bar chart and performance table for periods prior to that date reflect the operations of the Fund under its former investment strategies and related policies.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

Chart of Year-by-Year Returns as of December 31 each year
1994	-4.07%
1995	16.88%
1996	11.93%
1997	14.97%
1998	2.69%
1999	1.45%
2000	-4.78%
2001	8.74%
2002	1.83%
2003	11.62%

In the period shown in the chart, the highest quarterly return was 5.87% (the second quarter of 1997) and the lowest quarterly return was -5.72% (the third quarter of 1998).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)

	------	--------	--------
Class A
Before Taxes	5.20%	2.39%	5.25%
After Taxes on Distributions	3.60%	-0.24%	2.14%
After Taxes on Distributions
and Sale of Fund Shares	3.87%	1.02%	3.08%
Class B (began on 10-6-1999)
Before Taxes	6.51%	3.18%
Class C (began on 10-6-1999)
Before Taxes	10.50%[1]	3.52%
Class Y (began on 2-27-1996)
Before Taxes	12.03%	3.96%	5.90%
Indexes
Lehman Brothers U.S. Dollar-
Denominated Universal Index[2]	5.84%	6.88%	7.02%
Lipper Global Income
Funds Universe Average[3]	13.46%	5.80%	6.29%

1A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this performance number does not reflect the effect of the CDSC.

2Reflects no deduction for fees, expenses or taxes.

3Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Global Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	None	None	2.00%

Annual Fund Operating
Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees	0.62%	0.62%	0.62%	0.62%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses[4]	0.38%	0.62%	0.66%	0.27%
Total Annual Fund
Operating Expenses	1.25%	2.24%	2.28%	0.89%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

3Class A and Class Y shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

4Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$949	$1,222	$1,999
Class B Shares	$627	$1,000	$1,300	$2,323[1]
Class C Shares	$231[2]	$712	$1,220	$2,615
Class Y Shares	$91	$284	$493	$1,096

If shares are not redeemed at end of period:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$949	$1,222	$1,999
Class B Shares	$227	$700	$1,200	$2,323[1]
Class C Shares	$231	$712	$1,220	$2,615
Class Y Shares	$91	$284	$493	$1,096

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors Government Securities Fund

Goal

(formerly United Government Securities Fund, Inc.®) seeks as high a current income as is consistent with safety of principal.

Principal Strategies

Waddell & Reed Advisors Government Securities Fund seeks to achieve its goal by investing exclusively in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities). The Fund invests in a diversified portfolio of U.S. Government securities, including Treasury issues and mortgage-backed securities. The Fund has no limitations on the range of maturities of the debt securities in which it may invest. Certain U.S. Government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. Government. Other U.S. Government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are supported only by the right of the issuer to borrow from the U.S. Treasury or may include U.S. Government securities supported only by the credit of the issuer.

Principal Risks of Investing in the Fund

Because Waddell & Reed Advisors Government Securities Fund owns different types of fixed-income instruments, a variety of factors can affect its investment performance, such as:

  an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline prepayment of higher-yielding bonds and mortgage-backed securities
  WRIMCO's skill in evaluating and selecting securities for the Fund

In addition, certain U.S. Government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and FHLB, are not backed by the full faith and credit of the U.S. Government and are not insured or guaranteed by the U.S. Government.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Waddell & Reed Advisors Government Securities Fund is designed for investors who seek current income and the relative security of investing in U.S. Government securities. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Government Securities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

Chart of Year-by-Year Returns as of December 31 each year
1994	-3.88%
1995	19.30%
1996	1.77%
1997	9.16%
1998	7.49%
1999	-0.64%
2000	11.30%
2001	6.74%
2002	9.23%
2003	1.29%

In the period shown in the chart, the highest quarterly return was 6.02% (the second quarter of 1995) and the lowest quarterly return was -3.32% (the first quarter of 1994).

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (4.25%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns
as of December 31, 2003

	1 Year ------	5 Years (or Life of Class) --------	10 Years (or Life of Class) --------

Class A
Before Taxes	-3.02%	4.57%	5.53%
After Taxes on Distributions	-4.27%	2.56%	3.25%
After Taxes on Distributions
and Sale of Fund Shares	-1.53%[1]	3.02%	3.62%
Class B (began on 10-4-1999)
Before Taxes	-3.47%	5.38%
Class C (began on 10-8-1999)
Before Taxes	0.50%[2]	5.88%
Class Y (began on 9-27-1995)
Before Taxes	1.66%	5.84%	6.54%
Indexes
Citigroup Treasury/
Government Sponsored/
Mortgage Bond Index[3]	2.76%	6.37%	6.79%
Lipper General U. S. Government
Funds Universe Average[4]	1.30%	5.17%	5.69%

1After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this performance number does not reflect the effect of the CDSC.

3Reflects no deduction for fees, expenses or taxes.

4Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Government Securities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	4.25%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	None	None	None	None

Annual Fund Operating
Expenses (expenses that are deducted from Fund assets)	Class A Shares -----	Class B Shares -----	Class C Shares -----	Class Y Shares -----

Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses[3]	0.31%	0.42%	0.36%	0.23%
Total Annual Fund
Operating Expenses	1.06%	1.92%	1.86%	0.73%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

3Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$528	$748	$985	$1,664
Class B Shares	$595	$903	$1,137	$2,018[1]
Class C Shares	$189[2]	$585	$1,006	$2,180
Class Y Shares	$75	$233	$406	$906

If shares are not redeemed at end of period:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$528	$748	$985	$1,664
Class B Shares	$195	$603	$1,037	$2,018[1]
Class C Shares	$189	$585	$1,006	$2,180
Class Y Shares	$75	$233	$406	$906

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors High Income Fund, Inc.

Goals

(formerly United High Income Fund, Inc.®) seeks, as a primary goal, a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal.

Principal Strategies

Waddell & Reed Advisors High Income Fund seeks to achieve its goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. The Fund invests primarily in lower quality bonds, commonly called junk bonds, that include bonds rated BB and below by S&P or Ba and below by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The Fund may invest an unlimited amount of its total assets in junk bonds. As well, the Fund may invest in bonds of any maturity and may invest in companies of any size.

The Fund may invest up to 20% of its total assets in common stocks in order to seek capital growth. The Fund emphasizes a blend of value and growth in its selection of common stocks. Value stocks are those which WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.

WRIMCO may look at a number of factors in selecting securities for the Fund. These include an issuer's past, current and estimated future:

  financial strength
  growth of operating cash flows
  strength of management
  borrowing requirements
  responsiveness to changes in interest rates and business conditions

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines, or is anticipated to decline, to an unacceptable level or if management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may sell a security if the competitive conditions of a particular industry have increased, and it believes the Fund should, therefore, reduce its exposure to such industry. WRIMCO may also sell a security if, in its opinion, the price of the security has risen to reflect the company's improved creditworthiness and other investments with greater potential exist. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because Waddell & Reed Advisors High Income Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities, to decline the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries changes in the maturities of bonds owned by the Fund
  adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Waddell & Reed Advisors High Income Fund is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth when consistent with the goal of income. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors High Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

Chart of Year-by-Year Returns as of December 31 each year

1994	-3.66%
1995	17.80%
1996	11.88%
1997	14.32%
1998	3.88%
1999	2.92%
2000	-6.47%
2001	6.71%
2002	0.55%
2003	16.86%

In the period shown in the chart, the highest quarterly return was 5.77% (the second quarter of 1997) and the lowest quarterly return was -5.18% (the third quarter of 1998).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns
as of December 31, 2003

	1 Year ------	5 Years (or Life of Class) --------	10 Years (or Life of Class) --------

Class A
Before Taxes	10.14%	2.61%	5.55%
After Taxes on Distributions	7.42%	-1.10%	1.86%
After Taxes on Distributions
and Sale of Fund Shares	7.34%	0.63%	3.03%
Class B (began on 10-4-1999)
Before Taxes	11.66%	3.15%
Class C (began on 10-4-1999)
Before Taxes	15.69%[1]	3.52%
Class Y (began on 1-4-1996)
Before Taxes	17.08%	4.13%	6.25%
Indexes
Citigroup High Yield
Market Index[2]	30.62%	5.41%	7.22%
Lipper High Current Yield
Funds Universe Average[3]	24.30%	3.56%	4.97%

1A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this performance number does not reflect the effect of the CDSC.

2Reflects no deduction for fees, expenses or taxes.

3Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors High Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	None	None	None	None

Annual Fund Operating
Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees	0.61%	0.61%	0.61%	0.61%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses[3]	0.29%	0.55%	0.52%	0.22%
Total Annual Fund
Operating Expenses	1.15%	2.16%	2.13%	0.83%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

3Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$919	$1,172	$1,892
Class B Shares	$619	$976	$1,259	$2,234[1]
Class C Shares	$216[2]	$667	$1,144	$2,462
Class Y Shares	$85	$265	$460	$1,025

If shares are not redeemed at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$919	$1,172	$1,892
Class B Shares	$219	$676	$1,159	$2,234[1]
Class C Shares	$216	$667	$1,144	$2,462
Class Y Shares	$85	$265	$460	$1,025

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors Limited-Term Bond Fund

GOAL

seeks to provide current income consistent with preservation of capital.

Principal Strategies

Waddell & Reed Advisors Limited-Term Bond Fund seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities, corporate debt securities, collateralized mortgage obligations (CMOs) and other asset-backed securities. The Fund seeks to identify relative value opportunities between these sectors of the fixed-income market. Investment grade debt securities include bonds rated BBB and higher by S&P and Baa and higher by Moody's or, if unrated, judged by WRIMCO to be of comparable quality. The Fund maintains a dollar-weighted average maturity of not less than one year and not more than five years, and the Fund may invest in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  the security's current coupon
  the maturity of the security
  the relative value of the security based on historical yield information the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury)
  prepayment risks for mortgage-backed securities and other debt securities with call provisions

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities, including review of the security's valuation and the issuer's creditworthiness. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because Waddell & Reed Advisors Limited-Term Bond Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

  an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline the credit quality, earnings performance and other conditions of the issuers whose securities the Fund holds prepayment of higher-yielding bonds and mortgage-backed securities held by the Fund adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund

In addition, although certain U.S. Government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. Government, other U.S. Government securities in which the Fund may invest are not backed by the full faith and credit of the U.S. Government, are not insured or guaranteed by the U.S. Government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Waddell & Reed Advisors Limited-Term Bond Fund is designed for investors seeking current income consistent with preservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Limited-Term Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total return for Class A shares. The returns for the Fund's other classes during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the return would be less than that shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

Chart of Year-by-Year Returns as of December 31 each year
2003	2.64%

In the period shown in the chart, the highest quarterly return was 1.40% (the second quarter of 2003) and the lowest quarterly return was 0.04% (the fourth quarter of 2003).

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (4.25%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns
as of December 31, 2003

	1 Year ------	5 Years (or Life of Class) --------

Class A (began on 9-3-2002)
Before Taxes	-1.73%	-0.04%
After Taxes on Distributions	-2.38%	-0.72%
After Taxes on Distributions
and Sale of Fund Shares	-0.90%[1]	-0.13%
Class B (began on 9-3-2002)
Before Taxes	-2.29%	-0.65%
Class C (began on 9-3-2002)
Before Taxes	1.75%[2]	2.34%
Class Y (began on 9-3-2002)
Before Taxes	3.08%	3.69%
Indexes
Citigroup 1-5 Years Treasury/Government
Sponsored/Credit Index[3]	3.48%	3.98%[4]
Lipper Short-Intermediate Investment Grade
Debt Funds Universe Average[5]	3.28%	4.65%[4]

1After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this performance number does not reflect the effect of the CDSC.

3Reflects no deduction for fees, expenses or taxes.

4Index comparison begins on September 30, 2002.

5Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Limited-Term Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	4.25%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	None	None	None	None

Annual Fund Operating
Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees[3]	0.50%	0.50%	0.50%	0.50%
Distribution and
Service (12b-1)Fees	0.25%	1.00%	1.00%	None
Other Expenses[4]	0.55%	0.71%	0.64%	0.35%
Total Annual Fund
Operating Expenses	1.30%	2.21%	2.14%	0.85%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

3The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver.

4Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$552	$820	$1,108	$1,926
Class B Shares	$624	$991	$1,285	$2,312[1]
Class C Shares	$217[2]	$670	$1,149	$2,472
Class Y Shares	$87	$271	$471	$1,049

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$552	$820	$1,108	$1,926
Class B Shares	$224	$691	$1,185	$2,312[1]
Class C Shares	$217	$670	$1,149	$2,472
Class Y Shares	$87	$271	$471	$1,049

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors Municipal Bond Fund, Inc.

Goal

(formerly United Municipal Bond Fund, Inc.®) seeks to provide income that is not subject to Federal income tax.

Principal Strategies

Waddell & Reed Advisors Municipal Bond Fund seeks to achieve its goal by investing primarily in tax-exempt municipal bonds, mainly of investment grade and of any maturity. Municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes. However, a significant portion, up to 40%, of the Fund's dividends paid to shareholders each year may be a tax preference item for purposes of the Federal alternative minimum tax (AMT).

The Fund diversifies its holdings between two main types of municipal bonds:

  general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single family home mortgages and multi-family project mortgages and student loan bonds that finance pools of student loans.

WRIMCO primarily utilizes a top-down management style that de-emphasizes aggressive interest rate strategies. WRIMCO attempts to enhance fund performance by utilizing opportunities presented by the shape and slope of the yield curve, while keeping the overall fund duration relatively neutral to the fund's stated benchmark. As an overlay to this core strategy, WRIMCO attempts to identify and exploit relative value opportunities that exist between sectors, states (including U.S. possessions), security structures and ratings categories. Relative attractiveness to other taxable fixed income asset classes, as well as municipal market supply/demand patterns are monitored closely for opportunities.

Prudent diversification between sectors, states, security structures, position sizes and ratings categories is strongly emphasized, in an attempt to reduce overall portfolio risk and performance volatility.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  the security's current coupon
  the maturity of the security
  the relative value of the security
  the creditworthiness of the particular issuer or of the private company involved the structure of the security, including whether it has a put or a call feature

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because Waddell & Reed Advisors Municipal Bond Fund owns different types of securities primarily issued by municipal authorities, a variety of factors can affect its investment performance, such as:

  an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities and zero coupon bonds, to decline prepayment of asset-backed securities or mortgage-backed securities (prepayment risk)
  prepayment of higher-yielding bonds when interest rates decline (optional call risk)
  changes in the maturities of bonds owned by the Fund
  the credit quality of the issuers whose securities the Fund owns or of the private companies involved in PAB-financed projects the local economic, political or regulatory environment affecting bonds owned by the Fund, including legislation affecting the tax status of municipal bond interest failure of a bond's interest to qualify as tax-exempt
  changes and shifts in the shape of the yield curve which may result in certain maturities underperforming others adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio

A significant portion of the Fund's dividends attributable to municipal bond interest may be a tax preference item; this would have the effect of reducing the Fund's return to any investor whose AMT liability was increased by the Fund's dividends.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Waddell & Reed Advisors Municipal Bond Fund is designed for investors seeking current income that is primarily free from Federal income tax, through a diversified portfolio. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Municipal Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

Chart of Year-by-Year Returns as of December 31 each year

1994	-7.14%
1995	20.17%
1996	4.12%
1997	10.23%
1998	5.20%
1999	-5.50%
2000	9.93%
2001	1.86%
2002	9.12%
2003	4.70%

In the period shown in the chart, the highest quarterly return was 8.87% (the first quarter of 1995) and the lowest quarterly return was -6.48% (the first quarter of 1994).

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (4.25%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns
as of December 31, 2003

	1 Year ------	5 Years (or Life of Class) --------	10 Years (or Life of Class) --------

Class A
Before Taxes	0.25%	2.97%	4.55%
After Taxes on Distributions	0.25%	2.87%	4.27%
After Taxes on Distributions
and Sale of Fund Shares	1.35%[1]	3.16%[1]	4.45%
Class B (began on 10-5-1999)
Before Taxes	-0.07%	4.18%
Class C (began on 10-7-1999)
Before Taxes	3.77%[2]	4.58%
Class Y (began on 12-30-1998)
Before Taxes	4.93%	4.02%
Indexes
Lehman Brothers Municipal
Bond Index[3]	5.32%	5.83%	6.03%
Lipper General Municipal Debt
Funds Universe Average[4]	4.75%	4.52%	4.98%

1After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this performance number does not reflect the effect of the CDSC.

3Reflects no deduction for fees, expenses or taxes.

4Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Municipal Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	4.25%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	None	None	None	None

Annual Fund Operating
Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees	0.52%	0.52%	0.52%	0.52%
Distribution and Service
	0.25%	1.00%	1.00%	None
Other Expenses[3]	0.15%	0.24%	0.26%	0.20%
Total Annual Fund
Operating Expenses	0.92%	1.76%	1.78%	0.72%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

3Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$515	$706	$913	$1,508
Class B Shares	$579	$854	$1,054	$1,850[1]
Class C Shares	$181[2]	$560	$964	$2,095
Class Y Shares	$74	$230	$401	$894

If shares are not redeemed at end of period:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$515	$706	$913	$1,508
Class B Shares	$179	$554	$954	$1,850[1]
Class C Shares	$181	$560	$964	$2,095
Class Y Shares	$74	$230	$401	$894

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors Municipal High Income Fund, Inc.

Goal

(formerly United Municipal High Income Fund, Inc.®) seeks to provide a high level of income that is not subject to Federal income tax.

Principal Strategies

Waddell & Reed Advisors Municipal High Income Fund seeks to achieve its goal by investing in a diversified portfolio of tax-exempt municipal bonds. Municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes. However, a significant portion, up to 40%, of the Fund's dividends paid to shareholders each year may be a tax preference item for purposes of the AMT.

The Fund invests primarily in bonds rated in the lower tier of investment grade (BBB by S&P and Baa by Moody's) or lower, including bonds rated below investment grade, or junk bonds, typically rated BB and lower by S&P and Ba and lower by Moody's, or, if unrated, judged by WRIMCO to be of similar quality. As well, the Fund typically invests in municipal bonds with remaining maturities of 10 to 30 years.

The Fund diversifies its holdings between two main types of municipal bonds:

  general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority revenue bonds, which are payable only from specific sources, such as the revenue from a particular project or a special tax. Revenue bonds include certain PABs, which finance privately operated facilities

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  the security's current coupon
  the maturity of the security
  the relative value and market yield of the security
  the creditworthiness of the particular issuer or of the private company involved the structure of the security, including whether it has a put or a call feature

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used when buying securities in order to determine whether the security continues to be a desired investment for the Fund, including consideration of the security's current credit quality. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

The Fund may invest significantly in PABs in general, in revenue bonds payable from similar projects and in municipal bonds of issuers located in the same geographic area.

Principal Risks of Investing in the Fund

Because Waddell & Reed Advisors Municipal High Income Fund owns different types of securities primarily issued by municipal authorities, a variety of factors can affect its investment performance, such as:

  an increase in interest rates, which may cause the value of the Fund's securities, especially bonds with longer maturities, to decline the credit quality of the issuers whose securities the Fund owns or of the private companies involved in PAB-financed projects changes in the maturities of bonds owned by the Fund
  prepayment of asset-backed securities or other higher-yielding bonds held by the Fund (prepayment risk)
  the local economic, political or regulatory environment affecting bonds owned by the Fund failure of a bond's interest to qualify as tax-exempt
  legislation affecting the tax status of municipal bond interest adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio

A significant portion of the Fund's dividends attributable to municipal bond interest may be a tax preference item; this would have the effect of reducing the Fund's return to any investor whose AMT liability was increased by the Fund's dividends.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Waddell & Reed Advisors Municipal High Income Fund is designed for investors seeking current income that is primarily free from Federal income tax and that is higher than is normally available with securities in the higher-rated categories. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Municipal High Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

Chart of Year-by-Year Returns as of December 31 each year

1994	-3.12%
1995	16.74%
1996	6.90%
1997	11.77%
1998	6.82%
1999	-5.20%
2000	5.39%
2001	5.17%
2002	5.79%
2003	5.13%

In the period shown in the chart, the highest quarterly return was 8.48% (the fourth quarter of 1998) and the lowest quarterly return was -3.93% (the first quarter of 1994).

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (4.25%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns
as of December 31, 2003

	1 Year ------	5 Years (or Life of Class) --------	10 Years (or Life of Class) --------

Class A
Before Taxes	0.66%	2.27%	4.91%
After Taxes on Distributions	0.64%	2.21%	4.75%
After Taxes on Distributions
and Sale of Fund Shares	2.26%[1]	2.80%[1]	5.02%[1]
Class B (began on 10-5-1999)
Before Taxes	0.26%	3.04%
Class C (began on 10-8-1999)
Before Taxes	4.25%[2]	3.45%
Class Y (began on 12-30-1998)
Before Taxes	5.28%	3.20%	3.21%
Indexes
Lehman Brothers Municipal
Bond Index[3]	5.32%	5.83%	6.03%
Lipper High Yield Municipal Debt
Funds Universe Average[4]	6.39%	3.38%	4.59%

1After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this performance number does not reflect the effect of the CDSC.

3Reflects no deduction for fees, expenses or taxes.

4Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Municipal High Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	4.25%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)	None	None	None	None

Annual Fund Operating
Expenses (expenses that are deducted from Fund assets)	Class A Shares ------	Class B Shares ------	Class C Shares ------	Class Y Shares ------

Management Fees	0.52%	0.52%	0.52%	0.52%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses[3]	0.20%	0.29%	0.29%	0.26%
Total Annual Fund
Operating Expenses	0.97%	1.81%	1.81%	0.78%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC may be imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

3Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed at end of period:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$520	$721	$938	$1,564
Class B Shares	$584	$869	$1,080	$1,904[1]
Class C Shares	$184[2]	$569	$980	$2,127
Class Y Shares	$80	$249	$433	$966

If shares are not redeemed at end of period:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$520	$721	$938	$1,564
Class B Shares	$184	$569	$980	$1,904[1]
Class C Shares	$184	$569	$980	$2,127
Class Y Shares	$80	$249	$433	$966

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Waddell & Reed Advisors Cash Management, Inc.

Goal

(formerly United Cash Management, Inc.®) seeks maximum current income consistent with stability of principal.

Principal Strategies

Waddell & Reed Advisors Cash Management seeks to achieve its goal by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or if unrated, are of comparable quality as determined by WRIMCO. The Fund seeks, as well, to maintain a NAV of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

Principal Risks of Investing in the Fund

Because Waddell & Reed Advisors Cash Management owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:

  an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline the credit quality and other conditions of the issuers whose securities the Fund holds adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest

Waddell & Reed Advisors Cash Management is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Cash Management

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the periods shown.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

Chart of Year-by-Year Returns as of December 31 each year

1994	3.47%
1995	5.30%
1996	4.74%
1997	4.91%
1998	4.97%
1999	4.61%
2000	5.82%
2001	3.68%
2002	1.12%
2003	0.44%

In the period shown in the chart, the highest quarterly return was 1.57% (the fourth quarter of 2000) and the lowest quarterly return was 0.07% (the fourth quarter of 2003). As of December 31, 2003, the 7-day yield was 0.26%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented.

Average Annual Total Returns
as of December 31, 2003

	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class A	0.44%	3.11%	3.89%
Class B (began on 9-9-99)[1]	-3.97%	1.68%
Class C (began on 9-9-99)[1]	0.03%	2.06%

1As of December 1, 2003, Class B and Class C shares of Waddell & Reed Advisors Cash Management are not available for direct investments.

Fees and Expenses

Waddell & Reed Advisors Cash Management

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares ------	Class B Shares[1] ------	Class C Shares[1] ------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	None	None	None

Maximum Deferred Sales Charge (Load)[2]
(as a percentage of lesser of amount
invested or redemption value)	None	5%	1%

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	None	None	None

Annual Fund Operating
Expenses (expenses that are deducted from Fund assets)	Class A Shares ---------	Class B Shares[1] ---------	Class C Shares[1] ---------

Management Fees	0.40%	0.40%	0.40%
Distribution and
Service (12b-1) Fees	None	1.00%	1.00%
Other Expenses	0.40%	0.41%	0.44%
Total Annual Fund
Operating Expenses[4]	0.80%	1.81%	1.84%

1Class B and Class C are not available for direct investments.

2The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

3If you choose to receive your redemption proceeds by Federal Funds wire, a $10 wire fee will be charged to your account.

4Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
If shares are redeemed
at end of period:
Class A	$82	$255	$444	$990
Class B	$584	$869	$1,080	$1,859[1]
Class C	$187[2]	$579	$995	$2,159

If shares are not redeemed
at end of period:
Class A	$82	$255	$444	$990
Class B	$184	$569	$980	$1,859[1]
Class C	$187	$579	$995	$2,159

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

The Investment Principles of the Funds

Investment Goals, Principal Strategies and Other Investments

Waddell & Reed Advisors Bond Fund: The Fund seeks to achieve its goal of a reasonable return with emphasis on preservation of capital by investing primarily in a diversified portfolio of highly rated debt securities, and to a lesser extent, in non-investment grade securities, convertible securities and debt securities with warrants attached. The Fund may use various techniques, such as investing in put bonds, to manage the duration of its holdings. As a result, as interest rates rise, the duration (price sensitivity to rising interest rates) of the Fund's holdings will typically decline. There is no guarantee, however, that the Fund will achieve its goal.

The Fund will, under normal market conditions, invest at least 80% of its net assets in bonds, including corporate bonds and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Fund may invest, to a limited extent, in junk bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds. The Fund may also invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, it may take a number of actions: sell longer-term bonds and buy shorter-term bonds or invest in money market instruments. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Waddell & Reed Advisors Global Bond Fund: The Fund seeks to achieve its primary goal of earning a high level of current income, and its secondary goal of capital growth when consistent with the primary goal, by investing primarily in a diversified portfolio of U.S. dollar-denominated debt securities of U.S. and foreign issuers, including government-issued securities. There is no guarantee, however, that the Fund will achieve its goals.

The Fund primarily owns debt securities; however, the Fund may also own, to a lesser extent, preferred stocks, common stocks and convertible securities. The bonds may be of any maturity but will primarily be of intermediate term (generally, maturities ranging between one and ten years) and of investment grade. The Fund may, however, invest up to 35% of its total assets in bonds, typically foreign issues, in the lower rating categories of the NRSROs, or unrated securities determined by WRIMCO to be of comparable quality. Lower quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness.

During normal market conditions, the Fund invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. The Fund generally limits its holdings so that no more than 30% of its total assets are invested in issuers within a single country outside the U.S. The Fund does not intend to invest more than 25% of its total assets in non-U.S. dollar denominated securities.

During normal market conditions, the Fund invests at least 80% of its net assets in bonds. The Fund limits its acquisition of common stocks so that no more than 20% of its total assets will consist of common stocks and no more than 10% of its total assets will consist of non-dividend-paying common stocks.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to the assets in the Fund's portfolio:

  shorten the average maturity of the Fund's debt holdings
  hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objectives.

Waddell & Reed Advisors Government Securities Fund: The Fund seeks to achieve it goal of as high a current income as is consistent with safety of principal by investing exclusively in a diversified portfolio of U.S. Government securities. U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. There is no guarantee, however, that the Fund will achieve its goal.

Not all U.S. Government securities are backed by the full faith and credit of the United States. Instead, some are backed by the right of the issuer to borrow from the U.S. Treasury; and others are supported only by the credit of the issuer. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the entity issuing or guaranteeing the obligation for ultimate repayment.

The Fund may invest a significant portion of its assets in mortgage-backed securities guaranteed by the U.S. Government or one of its agencies or instrumentalities. The Fund invests in securities of agencies or instrumentalities only when WRIMCO is satisfied that the credit risk is acceptable.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer provides significant income potential or if the safety of the principal is weakened. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may increase its investments in U.S. Treasury securities and/or increase its cash position. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Waddell & Reed Advisors High Income Fund: The Fund seeks to achieve its primary goal of earning a high level of current income, and its secondary goal of capital growth when consistent with the primary goal, by investing primarily in a diversified portfolio of high-yield, high-risk, fixed income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. There is no guarantee, however, that the Fund will achieve its goals.

The Fund primarily owns debt securities; however, it may also own, to a lesser degree, preferred stocks, common stocks and convertible securities. In general, the high income that the Fund seeks is paid by debt securities rated in the lower rating categories of the NRSROs or unrated securities that are determined by WRIMCO to be of comparable quality; these include bonds rated BB or lower by S&P, or Ba or lower by Moody's. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Fund limits its acquisition of common stocks so that no more than 20% of its total assets will consist of common stocks and no more than 10% of its total assets will consist of non-dividend-paying common stocks.

The Fund may invest an unlimited amount of its assets in foreign securities. At this time, however, the Fund does not intend to invest a significant amount of its assets in foreign securities.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to the assets in the Fund's portfolio:

  shorten the average maturity of the Fund's debt holdings
  hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)
  emphasize high-grade debt securities

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objectives.

Waddell & Reed Advisors Limited-Term Bond Fund: The Fund seeks to achieve its goal of providing current income consistent with preservation of capital by primarily investing in a diversified portfolio of investment-grade, limited-term debt securities of U.S. issuers, including corporate debt securities, CMOs and other asset-backed securities, and U.S. Government securities. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds with limited-term maturities; the Fund seeks to maintain a dollar-weighted average maturity of not less than one year and not more than five years. The Fund may also own, to a lesser extent, common stocks and convertible securities, including convertible preferred stocks in certain circumstances. There is no guarantee, however, that the Fund will achieve its goal.

The maturity of an asset-backed security is the estimated average life of the security based on certain prescribed models or formulas used by WRIMCO. The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

  shorten the average maturity of its investments
  increase its holdings in short-term investments, cash or cash equivalents invest up to all of the Fund's assets in U.S. Treasury securities

By taking a temporary defensive position the Fund may not achieve its investment objective.

Waddell & Reed Advisors Municipal Bond Fund: The Fund seeks to achieve its goal of providing income that is not subject to Federal income tax by investing primarily in a diversified portfolio of municipal bonds. There is no guarantee, however, that the Fund will achieve its goal.

As used in this Prospectus, municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuer's obligations is excludable from gross income for Federal income tax purposes. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders, annually, will be treated as a tax preference item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects, a special tax, lease payments, appropriated funds, revenue pass through arrangements or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. The Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations, housing bonds that finance pools of single family home mortgages and multi-family project mortgages and student loan bonds that finance pools of student loans.

At least 80% of the Fund's net assets are invested, during normal market conditions, in municipal bonds of investment grade.

The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:

  U.S. Government securities
  obligations of domestic banks and certain savings and loan associations commercial paper rated at least A by S&P or Moody's
  any of the foregoing obligations subject to repurchase agreements

Subject to its policies regarding the amount of Fund assets invested in municipal bonds and taxable debt securities and its other investment limitations, the Fund may invest in other types of securities and use certain other instruments in seeking to achieve the Fund's goal.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

  shorten the average maturity of the Fund's investments
  hold taxable obligations, subject to the limitations stated above emphasize debt securities of a higher quality than those the Fund would ordinarily hold hedge exposure to interest rate risk by investing in futures contracts, options on futures contracts and other similar derivative instruments

By taking a temporary defensive position however, the Fund may not achieve its investment objective.

Income from taxable obligations, repurchase agreements and derivative instruments will be subject to Federal income tax. At this time, the Fund has limited exposure to futures contracts and similar derivative instruments. The Fund does, and may in the future, hold a modest portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates or otherwise may expose the bond to greater sensitivity to interest rate changes.

Waddell & Reed Advisors Municipal High Income Fund: The Fund seeks to achieve its goal of providing a high level of income that is not subject to Federal income tax by investing in medium and lower-quality municipal bonds that provide higher yields than bonds of higher quality. There is no guarantee, however, that the Fund will achieve its goal. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders each year will be treated as a tax preference item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects or a special tax or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

Under normal market conditions, the Fund invests:

  substantially in bonds with remaining maturities of 10 to 30 years at least 80% of its net assets in municipal bonds
  at least 75% of its total assets in medium and lower-quality municipal bonds, that include bonds rated BBB through D by S&P, or Baa through D by Moody's, or, if unrated, are determined by WRIMCO to be of comparable quality

The Fund may invest in higher-quality municipal bonds, and invest less than 75% of its total assets in medium and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk; and/or when, in the opinion of WRIMCO, there is a lack of medium and lower-quality securities in which to invest.

The Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state.

During normal market conditions, the Fund may invest up to 20% of its total assets in a combination of taxable obligations and in options, futures contracts and other taxable derivative instruments. The taxable obligations must be either:

  U.S. Government securities
  obligations of domestic banks and certain savings and loan associations commercial paper rated at least A by S&P or Moody's
  any of the foregoing obligations subject to repurchase agreements

The Fund may invest in certain derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. At this time, the Fund has limited exposure to derivative instruments. Income from taxable obligations and certain derivative instruments will be subject to Federal income tax.

At times WRIMCO may believe that a full or partial defensive position is desirable, temporarily, due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal bonds. During such periods, the Fund may invest up to all of its assets in taxable obligations, which would result in a higher proportion of the Fund's income (and thus its dividends) being subject to Federal income tax, and taking a temporary defensive position, the Fund may not achieve its investment objective.

Waddell & Reed Advisors Cash Management: The Fund seeks to achieve its goal of seeking maximum current income consistent with stability of principal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the 1940 Act. There is no guarantee, however, that the Fund will achieve its goal.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

  U.S. Government securities (including obligations of U.S. Government agencies and instrumentalities)
  bank obligations and instruments secured by bank obligations, such as letters of credit commercial paper (domestic and foreign issuers)
  corporate debt obligations, including variable rate master demand notes
  Canadian government obligations
  certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest

The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

Certain U.S. Government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. Government. Other U.S. Government securities in which the Fund may invest are not backed by the full faith and credit of the U.S. Government, are not insured or guaranteed by the U.S. Government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  the credit quality of the particular issuer or guarantor of the security the maturity of the security
  the relative value of the security

Generally, in determining whether to sell a security, WRIMCO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

All Funds

Each Fund may also invest in and use other types of instruments in seeking to achieve its goal(s). For example, each Fund (other than Cash Management) is permitted to invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its Statement of Additional Information (SAI).

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. Each Fund is subject to market risk, financial risk and prepayment risk.

  Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of a Fund (other than Cash Management) will likely change as well.
  Financial risk is based on the financial situation of the issuer of the security. To the extent a Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend on the earnings performance of the company issuing the stock.
  Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of a Fund's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.

For PABs, their credit quality is generally dependent on the credit standing of the company involved. To the extent that Municipal Bond Fund or Municipal High Income Fund invests in municipal bonds the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, the Fund may be more susceptible to the risks associated with economic, political or regulatory occurrences that might adversely affect particular projects or areas. Currently, Municipal High Income Fund invests a significant portion of its assets in PABs associated with healthcare-oriented projects. The risks particular to these types of projects are construction risk and occupancy risk. You will find more information in the SAI about the types of projects in which a Fund may invest from time to time and a discussion of the risks associated with such projects.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

Your Account

Choosing a Share Class

Each class of shares offered in this prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class B and Class C shares are not available for investments of $1 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A	Class B	Class C
Initial sales charge	No initial sales charge	No initial sales charge
No deferred sales charge[1]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within twelve months after purchase
Maximum distribution and service (12b-1) fees of 0.25% For an investment of $1 million or more, only Class A shares are available	Maximum distribution and service (12b-1) fees of 1.00% Converts to Class A shares 8 years after the month in which the shares were purchased, thus reducing future annual expenses	Maximum distribution and service (12b-1) fees of 1.00% Does not convert to Class A shares, so annual expenses do not decrease
For an investment of $300,000 or more, your financial advisor typically will recommend purchase of Class A shares due to a reduced sales charge and lower annual expenses

1A 1% CDSC may apply to purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B and Class C shares except that Cash Management Class A shares do not have a 12b-1 Plan. Under the Class A Plan, a Fund may pay Waddell & Reed, Inc. (Waddell & Reed) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, on an annual basis, a service fee of up to 0.25% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to Waddell & Reed by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by Waddell & Reed with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the NASD rules as then in effect.

Because the fees of a class are paid out of the assets of that class on an ongoing basis, over time such fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to an initial sales charge when you buy them (other than Cash Management Class A shares), based on the amount of your investment, according to the tables below. As noted, Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

Bond Fund Global Bond Fund High Income Fund
Size of Purchase --------	Sales Charge as Percent of Offering Price -----------	Sales Charge as Approx. Percent of Amount Invested ----------	Reallowance to Dealers as Percent of Offering Price -----------
under $100,000	5.75%	6.10%	5.00

$100,000 to less than $200,000	4.75	4.99	4.00

$200,000 to less than $300,000	3.50	3.63	2.80

$300,000 to less than $500,000	2.50	2.56	2.00

$500,000 to less than $1,000,000	1.50	1.52	1.20

$1,000,000 and over	0.00[1]	0.00[1]	0.50

Government Securities Fund Limited-Term Bond Fund Municipal Bond Fund Municipal High Income Fund

Size of Purchase --------	Sales Charge as Percent of Offering Price -----------	Sales Charge as Approx. Percent of Amount Invested ----------	Reallowance to Dealers as Percent of Offering Price -----------

Under $100,000	4.25%	4.44%	3.60%

$100,000 to less than $300,000	3.25	3.36	2.75

$300,000 to less than $500,000	2.50	2.56	2.00

$500,000 to less than $1,000,000	1.50	1.52	1.20

$1,000,000 and over	0.00[1]	0.00[1]	0.50

1No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a CDSC of 1.00% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such dealers without payment of a sales charge.

Sales Charge Reductions and Waivers

Lower sales charges are available by:

  Combining additional purchases of Class A shares of any of the funds in Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. except Class A shares of Waddell & Reed Advisors Cash Management, Inc. unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value (NAV) of Class A, Class B or Class C shares already held (Rights of Accumulation)
  Grouping all purchases of Class A shares of the funds referenced above, except shares of Waddell & Reed Advisors Cash Management, Inc., made during a thirteen-month period (Letter of Intent)
  Grouping purchases by certain related persons

For clients of Waddell & Reed and Legend Equities Corporation (Legend), the grouping privileges described above also apply to the corresponding classes of shares of the Ivy Family of Funds.

Additional information and applicable forms are available from your financial advisor.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

  The Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals
  Until June 30, 2003, clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Family of Funds and the purchase is made within sixty (60) days of such redemption
  Retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs
  Direct Rollovers from the Waddell & Reed Advisors Retirement Plan
  Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records
  Friends of the Firm which include certain persons who have an existing relationship with Waddell & Reed or any of its affiliates
  Certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of certain Waddell & Reed Advisors Funds

You will find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares in order to determine the applicable CDSC, if any, all payments during a month are totaled and deemed to have been made on the first day of the month.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted above, Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on March 10, 2004, then redeems all Class B shares on March 8, 2005, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second year of purchase.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. As noted above, Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for seven years or longer, Class C shares may not be appropriate.

The CDSC will not apply in the following circumstances:

  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to Waddell & Reed redemptions of shares made to satisfy required minimum distributions after age 70  1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, a Keogh plan or a custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended (Code), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper redemptions of shares purchased by current or retired Directors of the Fund, Directors of affiliated companies, current or retired officers of the Fund, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)
  redemptions the proceeds of which are reinvested within forty-five (45) days in shares of the same class of the Fund as that redeemed the exercise of certain exchange privileges
  redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares is less than $500, or less than $250 for Waddell & Reed Advisors Cash Management redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund
  For select Waddell & Reed Advisors Funds, redemptions made by shareholders that have purchased shares of the Funds through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative and recordkeeping services.

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

Class Y shares are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more certain retirement plans and trusts for employees and financial advisors of Waddell & Reed and its affiliates
  Waddell & Reed InvestEd Portfolios, Inc.

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education Savings Accounts) may be tax-deductible.

  Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. For 2004, the Annual Dollar Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which a contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2004 through 2005 calendar years. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year.
  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year. An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.
  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary.
  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.
  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.
  Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $41,000 for 2004.
  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.
  403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.
  457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your financial advisor for the form.

Buying Shares

You may buy shares of each of the Funds through Waddell & Reed and its financial advisors or through advisors of Legend. Certain Waddell & Reed Advisors Funds may also be purchased through non-affiliated third parties that have selling arrangements with Waddell & Reed. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

By mail: To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

By telephone or internet: To purchase Class A, B or C shares of a Fund by wire or by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase. Please call 888-WADDELL (888-923-3355) to report your purchase, or fax the information to 800-532-2749. You should then instruct your bank to use the bank information listed immediately below. For internet transactions, you may not execute trades greater than $25,000. You may purchase Class Y shares by calling 800-532-2783 or faxing instructions to 800-532-2749. If you need to establish an account for Class Y shares, you must first call 800-532-2783 to obtain an account number. You may then mail a completed application to Waddell & Reed at the above address, or fax it to 800-532-2749.

Please instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

The price to buy a share of a Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the applicable sales charge.

In the calculation of a Fund's NAV:

  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Fund's Board of Directors.

Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4  p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

As noted, some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined for a Fund, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of that Fund's Board of Directors.

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc. the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.
  You may purchase shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.
  Broker-dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

The Funds do not issue certificates representing Class B, Class C or Class Y shares. Waddell & Reed Advisors Cash Management, Inc. and Waddell & Reed Advisors Fixed Income Funds, Inc. Limited-Term Bond Fund do not issue certificates representing Class A shares.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account	$500 (per Fund)

For certain exchanges	$100 (per Fund)

For accounts opened with Automatic Investment Service	$50 (per Fund)

For accounts established through payroll deductions	Any amount

To Add to an Account	Any amount

For certain exchanges	$100 (per Fund)

For Automatic Investment Service	$25 (per Fund)

For Class Y:

To Open an Account

For a government entity or authority or for a corporation	$10 million
(within first twelve months)

For other eligible investors	Any amount

To Add to an Account	Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

By mail: Make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

By telephone and internet: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8. See "Buying Shares" for additional information.

By Automatic Investment Method: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer ("EFT") and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any applicable CDSC.

By mail: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed Services Company (WRSCO) will send a check to the address on the account. For your protection, the address of record must not have changed within 30 days prior to your redemption request.

By telephone: If you hold Class Y shares or any class of shares of Waddell & Reed Advisors Cash Management, and have elected this method in your application or by subsequent authorization, call 800-532-2783 or fax your request to 800-532-2749 and give your instructions to redeem your shares. Shareholders that qualify for wire redemptions may receive a deposit to their predesignated bank account by direct ACH or by wire (wire redemptions of Waddell & Reed Advisors Cash Management require a $1,000 minimum redemption amount and a $10 per transaction wire fee). If you hold Class A, B or C shares of a Fund, and have elected this method in your application or by subsequent authorization, call 888-WADDELL, or fax your request to 800-532-2749, and give your instructions to redeem your shares via ACH. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days).

For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone can only be accepted for amounts up to $50,000.

By internet: You need to have selected the internet option on your Account Application. Once your request for this option has been processed (which may take up to 10 days), you may place your redemption order at www.waddell.com. For your protection, your redemption proceeds will be mailed to your address of record, which must not have been changed within 30 days prior to your redemption request. Requests by internet can only be accepted for amounts up to $50,000.

To sell Class A shares of Waddell & Reed Advisors Cash Management, Waddell & Reed Advisors Government Securities Fund or Waddell & Reed Advisors Limited-Term Bond Fund by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by WRSCO or other authorized Fund agent at the address listed above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
  Broker-dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.
  If you hold a certificate, it must be properly endorsed and sent to the Fund.

Special Requirements for Selling Shares

Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person.
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500, or less than $250 for Waddell & Reed Advisors Cash Management. The Fund will give you notice and sixty (60) days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500, or $250 for Waddell & Reed Advisors Cash Management. These redemptions will not be subject to a CDSC. Waddell & Reed Advisors Cash Management may charge a fee of $1.75 per month on all accounts with a NAV of less than $250, except for retirement plan accounts. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five (45) days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within forty-five (45) days after such redemption. Waddell & Reed will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of a Fund and once as to Class C shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any of the Funds in which the plan may invest.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WRSCO, the Funds' transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888-WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

  obtain information about your accounts
  obtain price information about other funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc.
  obtain a Fund's current prospectus
  request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)
  year-to-date statements (quarterly)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent prospectus, annual and semiannual reports of the Funds may be mailed to shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies.

Exchange Privileges

Except as otherwise noted, you may sell your shares and buy shares of the same Class of another Fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Waddell & Reed Advisors Cash Management, Inc. are subject to any sales charge applicable to the Fund being exchanged into, unless the Waddell & Reed Advisors Cash Management, Inc. shares were previously acquired by an exchange from Class A shares of another Waddell & Reed Advisors Fund for which a sales charge was paid. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of Waddell & Reed Advisors Cash Management, Inc.

For clients of Waddell & Reed and Legend, these exchange privileges also apply to the corresponding classes of shares of funds within the Ivy Family of Funds.

You may exchange any Class A shares of the Waddell & Reed Advisors Government Securities Fund, Waddell & Reed Advisors Limited-Term Bond Fund, Waddell & Reed Advisors Municipal Bond Fund, Inc. and Waddell & Reed Advisors Municipal High Income Fund, Inc. that you have held for less than six months only for Class A shares of Waddell & Reed Advisors Government Securities Fund, Waddell & Reed Advisors Limited-Term Bond Fund, Waddell & Reed Advisors Municipal Bond Fund, Inc., Waddell & Reed Advisors Municipal High Income Fund, Inc. and Waddell & Reed Advisors Cash Management, Inc.

As of December 1, 2003, Class B and Class C shares of Waddell & Reed Advisors Cash Management are not available for direct investment; therefore, you may now utilize Class A shares of Waddell & Reed Advisors Cash Management for your Funds Plus Service into Class A, B or C shares of a non-money market fund. Please see the SAI for additional information.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and Ivy Family of Funds may only be sold within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not available for sale in the Commonwealth of Puerto Rico.

Important Exchange Information

  You must exchange into the same share class you currently own (except that you may exchange Class Y shares of any of the Funds for Class A shares of Waddell & Reed Advisors Cash Management, Inc., and in certain situations you may exchange Class A shares of Waddell & Reed Advisors Cash Management, Inc. for Class B or Class C shares of any of the other Funds).
  Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

Before exchanging into a Fund, read its prospectus.

How to Exchange

By mail: Send your written exchange request to WRSCO at the address listed under "Selling Shares."

By telephone: Call Waddell & Reed at 888-WADDELL (888-923-3355) to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. Waddell & Reed employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, Waddell & Reed may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You may be allowed to exchange by internet if (1) you can provide proper identification information; and (2) you have established the internet investment option.

Excessive Short-Term Trading Policy

The Funds are intended for long-term investment purposes. The Funds may take reasonable steps to seek to deter excessive short-term trading in their shares. Excessive short-term trading into and out of a Fund may disrupt portfolio investment strategies and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. A Fund may limit, suspend, and/or permanently terminate, the exchange privilege of any investor and may reject future purchases of Fund shares by such investor at any time. In addition, each Fund reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) may be disruptive to the Fund. In exercising any of the foregoing rights, a Fund may consider the trading history of accounts under common ownership or control within any of the Waddell & Reed and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part by a Fund. Transactions deemed to be in violation of this policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Although the Funds, Waddell & Reed and Waddell & Reed Services Company will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify by the use of omnibus accounts by those intermediaries, mainly due to the fact that the intermediary maintains the underlying shareholder account, and the Fund cannot identify transactions by underlying investors. Transactions accepted by a financial intermediary deemed to be in violation of the Funds' policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

Redemption Fee/Exchange Fee

To further discourage the use of the Waddell & Reed Advisors Global Bond Fund as a vehicle for excessive short-term trading, the Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding them less than 30 days. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund rather than to WRIMCO, W&R and/or WRSCO and are designed to offset brokerage commissions, market impact and other costs typically associated with fluctuations in Fund asset levels and cash flow that may be caused by short term shareholder trading.

The redemption fee does not apply to shares that were acquired through investment of distributions and generally is waived for shares purchased through certain retirement and educational plans and programs, but is not waived for shares purchased in IRAs, Roth IRAs, SIMPLE Plans or SEP-IRAs.

In addition to these waivers, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service

To move money from your bank account to an existing Fund account

Minimum Amount $25 (per Fund)	Minimum Frequency Monthly

Funds Plus Service

To move money from Waddell & Reed Advisors Cash Management, Inc. Class A to a Fund whether in the same or a different class

Minimum Amount $100 (per Fund)	Minimum Frequency Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times: Waddell & Reed Advisors Bond Fund, Waddell & Reed Advisors High Income Fund and Waddell & Reed Advisors Municipal Bond Fund, monthly; Waddell & Reed Advisors Cash Management, Waddell & Reed Advisors Government Securities Fund, Waddell & Reed Advisors Limited-Term Bond Fund, Waddell & Reed Advisors Municipal High Income Fund and Waddell & Reed Advisors Global Bond Fund1, declared daily and paid monthly. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) are usually distributed in December.

1As of March 1, 2004, Waddell & Reed Advisors Global Bond Fund will declare and distribute its net investment income monthly.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. Distributions by Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund (each, a Municipal Fund) that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income for Federal income tax purposes. Dividends from a Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 20% for noncorporate shareholders.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the AMT.

Exempt-interest dividends paid by a Municipal Fund may be subject to state and local income tax. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds that must be treated by you as a tax preference item for purposes of calculating your liability, if any, for the AMT; the Municipal Bond and Municipal High Income Funds each anticipate that, for the coming year, the AMT portion will not be more than 40% of the dividends each will pay to its shareholders. The Municipal Funds will provide you with information concerning the amount of distributions that must be treated as a tax preference item after the end of each calendar year.

Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in Municipal Funds. Entities or other persons who are substantial users (or persons related to substantial users) of facilities financed by PABs should consult their tax advisers before purchasing shares of the Municipal Funds because, for users of certain of these facilities, the interest on PABs is not exempt from Federal income tax. For these purposes, the term substantial user is defined generally to include a non-exempt person who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). If you have a gain on a redemption of a Municipal Fund's shares, the entire gain will be taxable even though a portion of the gain may represent municipal bond interest earned by the Fund but not yet paid out as a dividend. If the redemption is not made until after record date, however, you will receive that interest as an exempt-interest dividend rather than as part of a taxable gain.

An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. or Ivy Family of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety (90) days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. or Ivy Family of Funds without paying a sales charge due to the forty-five (45) day reinvestment privilege or exchange privilege. See "Your Account-Selling Shares." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty (30) days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Interest on indebtedness incurred or continued to purchase or carry shares of a Municipal Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by a Municipal Fund and the value of its portfolio would be affected. In that event, that Fund may decide to reevaluate its investment goal and policies.

Withholding. Each Fund must withhold a portion of all taxable dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. Government securities, if any, generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net gains recognized on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by a Fund.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Funds

Portfolio Management

Each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. (Funds) is managed by WRIMCO, subject to the authority of each Fund's Board of Directors. WRIMCO provides investment advice to the Funds and supervises each Fund's investments. WRIMCO and/or its predecessor have served as investment manager to the Funds since the inception of each registered investment company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Prior to June 30, 2003, each of the Funds in the Ivy Funds, Inc. (formerly, W&R Funds, Inc.) was also managed by WRIMCO. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. to Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WRIMCO. WRIICO is also the investment manager for Ivy Funds, which together with Ivy Funds, Inc. comprise the Ivy Family of Funds.

Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund: James C. Cusser is primarily responsible for the management of Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund. Mr. Cusser has held his Fund responsibilities since September 1992 for Bond Fund and since January 1997 for Government Securities Fund. He is Senior Vice President of WRIMCO, Vice President of the Funds and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has served as the portfolio manager for the Funds and other investment companies managed by WRIMCO since August 1992. He earned a BA and MA in political science from The American University, and an MA in political science/public administration from Northern Illinois University.

Waddell & Reed Advisors Global Bond Fund, Inc.: Daniel J. Vrabac and Mark G. Beischel are primarily responsible for the management of Waddell & Reed Advisors Global Bond Fund, Inc. Mr. Vrabac has held his Fund responsibilities since September 2000. He is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. Mr. Vrabac is also the Head of Fixed Income for WRIMCO and WRIICO, and has been an employee of WRIMCO since 1994. He earned a BA degree in economics from Duquesne University, and holds an MBA with emphasis on Investments and Finance from Indiana University.

Mark G. Beischel has held his Fund responsibilities since January 2002. He is Vice President of WRIMCO and Vice President of the Fund. Mr. Beischel has served as assistant portfolio manager for investment companies managed by WRIMCO since 2000, and has been an employee of such since 1998. From 1993 to 1998, Mr. Beischel served as a financial analyst/trader for United Capital Management. He earned a BA degree in Business Management from the University of Wisconsin at Eau Claire, and an MBA with emphasis in finance from the University of Denver. Mr. Beischel is a Chartered Financial Analyst.

Waddell & Reed Advisors High Income Fund, Inc.: Louise D. Rieke is primarily responsible for the management of Waddell & Reed Advisors High Income Fund, Inc. Ms. Rieke has held her Fund responsibilities since January 1990. She is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since July 1986 and has been an employee of such since May 1971. She earned a BS degree in Accounting from Kansas State University, and holds an MBA from the University of Missouri at Kansas City. Ms. Rieke has earned the designation of Certified Public Accountant, and is a Chartered Financial Analyst.

Waddell & Reed Advisors Limited-Term Bond Fund: W. Patrick Sterner is primarily responsible for the management of Waddell & Reed Advisors Limited-Term Bond Fund. Mr. Sterner has held his Fund responsibilities since the inception of the Fund. He is Senior Vice President of WRIMCO and WRIICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and WRIICO serve as investment manager. Mr. Sterner has been an employee of WRIMCO since August 1992. He earned a degree in Business Administration from the University of Kansas, and is a Chartered Financial Analyst.

Waddell & Reed Advisors Municipal Bond Fund, Inc.: Bryan J. Bailey is primarily responsible for the management of Waddell & Reed Advisors Municipal Bond Fund, Inc. Mr. Bailey has held his Fund responsibilities since June 2000. He is Senior Vice President of WRIICO, Vice President of WRIMCO, Vice President of the Fund and Vice President of another investment company for which WRIICO serves as investment manager. Mr. Bailey had served as assistant portfolio manager for investment companies managed by WRIMCO since January 1999 and has been an employee of such since July 1993. Mr. Bailey earned a BS degree in business from Indiana University, and an MBA in financial management/statistics from the University of Chicago Graduate School of Business. He is a Chartered Financial Analyst.

Waddell & Reed Advisors Municipal High Income Fund, Inc.: Mark Otterstrom is primarily responsible for the management of Waddell & Reed Advisors Municipal High Income Fund, Inc. Mr. Otterstrom has held his Fund responsibilities since June 2000. He is Vice President of WRIMCO and Vice President of the Fund. Mr. Otterstrom had served as assistant portfolio manager for investment companies managed by WRIMCO and its predecessor since January 1995 and has been an employee of such since May 1987. Mr. Otterstrom earned a BS in finance from the University of Tulsa, and an MBA in finance from the University of Missouri at Kansas City. He is a Chartered Financial Analyst.

Waddell & Reed Advisors Cash Management, Inc.: Mira Stevovich is primarily responsible for the management of Waddell & Reed Advisors Cash Management, Inc. Ms. Stevovich has held her Fund responsibilities since May 1998. She is Senior Vice President of WRIICO, Vice President of WRIMCO, Vice President and Assistant Treasurer of the Fund and Vice President and Assistant Treasurer of other investment companies for which WRIMCO and WRIICO serve as investment manager. Ms. Stevovich has been an employee of WRIMCO and its predecessor since March 1987. She earned a BA degree from Colorado Womens College, and holds an MA degree in Soviet and East European Studies and an MBA from the University of Kansas. Ms. Stevovich is a Chartered Financial Analyst.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

Waddell & Reed Advisors Cash Management, Inc.: 0.40% of net assets.

Waddell & Reed Advisors Government Securities Fund and Waddell & Reed Advisors Limited-Term Bond Fund: 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Waddell & Reed Advisors Bond Fund, Waddell & Reed Advisors Municipal Bond Fund, Inc. and Waddell & Reed Advisors Municipal High Income Fund, Inc.: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

Waddell & Reed Advisors Global Bond Fund, Inc. and Waddell & Reed Advisors High Income Fund, Inc.: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Management fees for each Fund as a percent of its net assets for its fiscal year ended September 30, 2003, were:

Fund	Management Fees Paid[1]	Management Fee without voluntary waiver[1]
Waddell & Reed Advisors Bond Fund	0.51%	na
Waddell & Reed Advisors Cash Management, Inc.	0.40%	na
Waddell & Reed Advisors Global Bond Fund, Inc.	0.62%	na
Waddell & Reed Advisors Government Securities Fund	0.50%	na
Waddell & Reed Advisors High Income Fund, Inc.	0.61%	na
Waddell & Reed Advisors Limited-Term Bond	0.47%	0.50%
Waddell & Reed Advisors Municipal Bond Fund, Inc.	0.52%	na
Waddell & Reed Advisors Municipal High Income Fund, Inc.	0.52%	na

1WRIMCO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

Financial Highlights

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y shares (as applicable) for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the financial statements for each Fund for the fiscal year ended September 30, 2003, is included in that Fund's Annual Report to Shareholders, which is available upon request.

Waddell & Reed Advisors Bond Fund
	Selected Per-Share Data
		Income (Loss)From Investment Operations			Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	Net Asset Value End of Period

For the Period From
Class A
10-1-02 to 9-30-03	$6.49	$0.28	$0.09	$0.37	$(0.29)	$6.57
10-1-01 to 9-30-02	6.33	0.31	0.16	0.47	(0.31)	6.49
10-1-00 to 9-30-01	6.01	0.35	0.32	0.67	(0.35)	6.33
1-1-00 to 9-30-00	5.97	0.27	0.04	0.31	(0.27)	6.01
1-1-99 to 12-31-99	6.39	0.35	(0.42)	(0.07)	(0.35)	5.97
1-1-98 to 12-31-98	6.32	0.38	0.07	0.45	(0.38)	6.39

Class B
10-1-02 to 9-30-03	$6.49	$0.23	$0.08	$0.31	$(0.23)	$6.57
10-1-01 to 9-30-02	6.33	0.25	0.16	0.41	(0.25)	6.49
10-1-00 to 9-30-01	6.01	0.29	0.33	0.62	(0.30)	6.33
1-1-00 to 9-30-00	5.97	0.23	0.04	0.27	(0.23)	6.01
9-9-99[c] to 12-31-99	6.05	0.10	(0.08)	0.02	(0.10)	5.97

Class C
10-1-02 to 9-30-03	$6.49	$0.23	$0.09	$0.32	$(0.24)	$6.57
10-1-01 to 9-30-02	6.33	0.26	0.16	0.42	(0.26)	6.49
10-1-00 to 9-30-01	6.01	0.30	0.32	0.62	(0.30)	6.33
1-1-00 to 9-30-00	5.96	0.22	0.05	0.27	(0.22)	6.01
9-9-99[c] to 12-31-99	6.05	0.10	(0.09)	0.01	(0.10)	5.96

Class Y
10-1-02 to 9-30-03	$6.49	$0.31	$0.08	$0.39	$(0.31)	$6.57
10-1-01 to 9-30-02	6.33	0.30	0.19	0.49	(0.33)	6.49
10-1-00 to 9-30-01	6.01	0.38	0.31	0.69	(0.37)	6.33
1-1-00 to 9-30-00	5.97	0.28	0.04	0.32	(0.28)	6.01
1-1-99 to 12-31-99	6.39	0.40	(0.45)	(0.05)	(0.37)	5.97
1-1-98 to 12-31-98	6.32	0.39	0.07	0.46	(0.39)	6.39

(a) Total return calculated without taking into account the sales load deducted on an initial purchase.
(b) Annualized.
(c) Commencement of operations of the class.
(d) Not shown due to rounding.

		Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
10-1-02 to 9-30-03	5.86%[a]	$755	1.04%	4.36%	43.63%
10-1-01 to 9-30-02	7.67[a]	792	1.03	4.92	25.20
10-1-00 to 9-30-01	11.50[a]	584	1.01	5.66	36.46
1-1-00 to 9-30-00	5.24[a]	493	1.02[b]	6.00[b]	23.21
1-1-99 to 12-31-99	-1.08[a]	501	0.95	5.72	34.12
1-1-98 to 12-31-98	7.27[a]	551	0.84	5.88	33.87

Class B
10-1-02 to 9-30-03	4.92%	$59	1.93%	3.46%	43.63%
10-1-01 to 9-30-02	6.75	43	1.91	4.03	25.20
10-1-00 to 9-30-01	10.55	22	1.87	4.74	36.46
1-1-00 to 9-30-00	4.56	7	1.90[b]	5.12[b]	23.21
9-9-99[c] to 12-31-99	0.30	2	1.91[b]	4.93[b]	34.12[b]

Class C
10-1-02 to 9-30-03	4.95%	$17	1.91%	3.49%	43.63%
10-1-01 to 9-30-02	6.77	17	1.90	4.03	25.20
10-1-00 to 9-30-01	10.53	7	1.87	4.72	36.46
1-1-00 to 9-30-00	4.64	1	1.95[b]	5.07[b]	23.21
9-9-99[c] to 12-31-99	0.13	--[d]	1.98[b]	4.87[b]	34.12[b]

Class Y
10-1-02 to 9-30-03	6.18%	$12	0.72%	4.68%	43.63%
10-1-01 to 9-30-02	7.99	11	0.73	5.21	25.20
10-1-00 to 9-30-01	11.83	3	0.73	5.95	36.46
1-1-00 to 9-30-00	5.47	3	0.72[b]	6.30[b]	23.21
1-1-99 to 12-31-99	-0.81	2	0.69	6.00	34.12
1-1-98 to 12-31-98	7.54	6	0.61	6.10	33.87

Waddell & Reed Advisors Global Bond Fund, Inc.
		Selected Per-Share Data
		Income (Loss) From Investment Operations			Less Distributions
			Net Gain
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	(Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Declared From Net Investment Income	Net Asset Value End of Period

Class A
10-1-02 to 9-30-03	$3.29	$0.17	$0.26	$0.43	$(0.17)	$3.55
10-1-01 to 9-30-02	3.49	0.20	(0.20)	0.00	(0.20)	3.29
10-1-00 to 9-30-01	3.56	0.21	(0.07)	0.14	(0.21)	3.49
10-1-99 to 9-30-00	3.88	0.33	(0.32)	0.01	(0.33)	3.56
10-1-98 to 9-30-99	4.12	0.35	(0.24)	0.11	(0.35)	3.88

Class B
10-1-02 to 9-30-03	$3.29	$0.14	$0.26	$0.40	$(0.14)	$3.55
10-1-01 to 9-30-02	3.49	0.17	(0.20)	(0.03)	(0.17)	3.29
10-1-00 to 9-30-01	3.56	0.18	(0.07)	0.11	(0.18)	3.49
10-6-99[b] to 9-30-00	3.88	0.29	(0.32)	(0.03)	(0.29)	3.56

Class C
10-1-02 to 9-30-03	$3.29	$0.14	$0.26	$0.40	$(0.14)	$3.55
10-1-01 to 9-30-02	3.49	0.17	(0.20)	(0.03)	(0.17)	3.29
10-1-00 to 9-30-01	3.56	0.17	(0.07)	0.10	(0.17)	3.49
10-6-99[b] to 9-30-00	3.88	0.29	(0.32)	(0.03)	(0.29)	3.56

Class Y
10-1-02 to 9-30-03	$3.29	$0.18	$0.26	$0.44	$(0.18)	$3.55
10-1-01 to 9-30-02	3.49	0.22	(0.20)	0.02	(0.22)	3.29
10-1-00 to 9-30-01	3.56	0.22	(0.07)	0.15	(0.22)	3.49
10-1-99 to 9-30-00	3.88	0.34	(0.32)	0.02	(0.34)	3.56
10-1-98 to 9-30-99	4.12	0.36	(0.24)	0.12	(0.36)	3.88

(a) Total return calculated without taking into account the sales load deducted on an initial purchase.
(b) Commencement of operations of the class.
(c) Annualized.
(d) For the fiscal year ended September 30, 2000.
(e) Not shown due to rounding.

		Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
10-1-02 to 9-30-03	13.39%[a]	$ 231	1.24%	4.98%	112.77%
10-1-01 to 9-30-02	0.04[a]	230	1.22	5.91	76.36
10-1-00 to 9-30-01	4.11[a]	251	1.19	6.02	71.17
10-1-99 to 9-30-00	0.21[a]	297	1.16	8.79	53.79
10-1-98 to 9-30-99	2.66[a]	371	1.06	8.60	46.17

Class B
10-1-02 to 9-30-03	12.26%	$ 5	2.24%	3.90%	112.77%
10-1-01 to 9-30-02	-0.93	3	2.20	4.93	76.36
10-1-00 to 9-30-01	3.13	3	2.13	5.05	71.17
10-6-99[b] to 9-30-00	-0.87	2	2.06[c]	7.87[c]	53.79[d]

Class C
10-1-02 to 9-30-03	12.24%	$ 2	2.27%	3.76%	112.77%
10-1-01 to 9-30-02	-0.94	1	2.20	4.92	76.36
10-1-00 to 9-30-01	2.97	1	2.31	4.83	71.17
10-6-99[b] to 9-30-00	-0.95	--[e]	2.14[c]	7.78[c]	53.79[d]

Class Y
10-1-02 to 9-30-03	13.80%	$ 11	0.87%	5.28%	112.77%
10-1-01 to 9-30-02	0.40	7	0.86	6.25	76.36
10-1-00 to 9-30-01	4.46	2	0.85	6.34	71.17
10-1-99 to 9-30-00	0.53	3	0.84	9.12	53.79
10-1-98 to 9-30-99	2.95	3	0.77	8.89	46.17

Waddell & Reed Advisors Government Securities Fund
		Selected Per-Share Data
		Income (Loss) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Declared From Net Investment Income	Net Asset Value End of Period
Class A
10-1-02 to 9-30-03	$5.80	$0.22	$(0.08)	$0.14	$(0.22)	$5.72
10-1-01 to 9-30-02	5.63	0.25	0.17	0.42	(0.25)	5.80
10-1-00 to 9-30-01	5.27	0.29	0.36	0.65	(0.29)	5.63
4-1-00 to 9-30-00	5.22	0.15	0.05	0.20	(0.15)	5.27
4-1-99 to 3-31-00	5.43	0.31	(0.21)	0.10	(0.31)	5.22
4-1-98 to 3-31-99	5.46	0.32	(0.03)	0.29	(0.32)	5.43

Class B
10-1-02 to 9-30-03	$5.80	$0.17	$(0.08)	$0.09	$(0.17)	$5.72
10-1-01 to 9-30-02	5.63	0.20	0.17	0.37	(0.20)	5.80
10-1-00 to 9-30-01	5.27	0.24	0.36	0.60	(0.24)	5.63
4-1-00 to 9-30-00	5.22	0.13	0.05	0.18	(0.13)	5.27
10-4-99[c] to 3-31-00	5.25	0.13	(0.03)	0.10	(0.13)	5.22

Class C
10-1-02 to 9-30-03	$5.80	$0.17	$(0.08)	$0.09	$(0.17)	$5.72
10-1-01 to 9-30-02	5.63	0.20	0.17	0.37	(0.20)	5.80
10-1-00 to 9-30-01	5.27	0.25	0.36	0.61	(0.25)	5.63
4-1-00 to 9-30-00	5.22	0.13	0.05	0.18	(0.13)	5.27
10-8-99[c] to 3-31-00	5.23	0.12	(0.01)	0.11	(0.12)	5.22

Class Y
10-1-02 to 9-30-03	$5.80	$0.23	$(0.08)	$0.15	$(0.23)	$5.72
10-1-01 to 9-30-02	5.63	0.26	0.17	0.43	(0.26)	5.80
10-1-00 to 9-30-01	5.27	0.31	0.36	0.67	(0.31)	5.63
4-1-00 to 9-30-00	5.22	0.16	0.05	0.21	(0.16)	5.27
4-1-99 to 3-31-00	5.43	0.33	(0.21)	0.12	(0.33)	5.22
4-1-98 to 3-31-99	5.46	0.33	(0.03)	0.30	(0.33)	5.43

(a) Total return calculated without taking into account the sales load deducted on an initial purchase.
(b) Annualized.
(c) Commencement of operations of the class.
(d) Not shown due to rounding.

		Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
10-1-02 to 9-30-03	2.40%[a]	$ 297	1.05%	3.76%	93.43%
10-1-01 to 9-30-02	7.72[a]	303	1.04	4.40	27.05
10-1-00 to 9-30-01	12.68[a]	168	1.11	5.32	31.72
4-1-00 to 9-30-00	3.97[a]	114	1.12[b]	5.85[b]	15.79
4-1-99 to 3-31-00	1.82[a]	117	1.12	5.77	26.78
4-1-98 to 3-31-99	5.44[a]	134	0.96	5.82	37.06

Class B
10-1-02 to 9-30-03	1.53%	$ 28	1.90%	2.91%	93.43%
10-1-01 to 9-30-02	6.79	27	1.90	3.51	27.05
10-1-00 to 9-30-01	11.70	9	1.98	4.33	31.72
4-1-00 to 9-30-00	3.56	2	1.92[b]	5.04[b]	15.79
10-4-99[c] to 3-31-00	1.88	1	1.85[b]	5.19[b]	26.78[b]

Class C
10-1-02 to 9-30-03	1.58%	$ 19	1.85%	2.96%	93.43%
10-1-01 to 9-30-02	6.86	22	1.85	3.58	27.05
10-1-00 to 9-30-01	11.79	6	1.85	4.47	31.72
4-1-00 to 9-30-00	3.48	1	2.06[b]	4.90[b]	15.79
10-8-99[c] to 3-31-00	2.08	--[d]	2.07[b]	4.98[b]	26.78[b]

Class Y
10-1-02 to 9-30-03	2.72%	$ 4	0.73%	4.07%	93.43%
10-1-01 to 9-30-02	8.03	8	0.74	4.69	27.05
10-1-00 to 9-30-01	13.04	3	0.79	5.64	31.72
4-1-00 to 9-30-00	4.16	3	0.77[b]	6.20[b]	15.79
4-1-99 to 3-31-00	2.20	2	0.75	6.15	26.78
4-1-98 to 3-31-99	5.71	2	0.68	6.10	37.06

Waddell & Reed Advisors High Income Fund, Inc.
			Selected Per-Share Data
		Income (Loss) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	Net Asset Value End of Period
Class A
10-1-02 to 9-30-03	$6.84	$0.52	$0.54	1.06	(0.51)	$7.39
10-1-01 to 9-30-02	7.26	0.56	(0.42)	0.14	(0.56)	6.84
10-1-00 to 9-30-01	8.10	0.66	(0.84)	(0.18)	(0.66)	7.26
4-1-00 to 9-30-00	8.54	0.37	(0.44)	(0.07)	(0.37)	8.10
4-1-99 to 3-31-00	9.39	0.78	(0.84)	(0.06)	(0.79)	8.54
4-1-98 to 3-31-99	10.04	0.81	(0.66)	0.15	(0.80)	9.39

Class B
10-1-02 to 9-30-03	$6.83	$0.45	$0.55	$1.00	$(0.44)	$7.39
10-1-01 to 9-30-02	7.25	0.49	(0.42)	0.07	(0.49)	6.83
10-1-00 to 9-30-01	8.10	0.59	(0.85)	(0.26)	(0.59)	7.25
4-1-00 to 9-30-00	8.54	0.33	(0.44)	(0.11)	(0.33)	8.10
10-4-99[c] to 3-31-00	8.84	0.36	(0.30)	0.06	(0.36)	8.54

Class C
10-1-02 to 9-30-03	$6.83	$0.45	$0.55	$1.00	$(0.44)	$7.39
10-1-01 to 9-30-02	7.25	0.49	(0.42)	0.07	(0.49)	6.83
10-1-00 to 9-30-01	8.11	0.60	(0.87)	(0.27)	(0.59)	7.25
4-1-00 to 9-30-00	8.54	0.33	(0.43)	(0.10)	(0.33)	8.11
10-4-99[c] to 3-31-00	8.84	0.36	(0.30)	0.06	(0.36)	8.54

Class Y
10-1-02 to 9-30-03	$6.84	$0.52	$0.57	$1.09	$(0.53)	$7.40
10-1-01 to 9-30-02	7.25	0.58	(0.41)	0.17	(0.58)	6.84
10-1-00 to 9-30-01	8.10	0.69	(0.85)	(0.16)	(0.69)	7.25
4-1-00 to 9-30-00	8.54	0.39	(0.44)	(0.05)	(0.39)	8.10
4-1-99 to 3-31-00	9.39	0.81	(0.84)	(0.03)	(0.82)	8.54
4-1-98 to 3-31-99	10.04	0.83	(0.66)	0.17	(0.82)	9.39

(a) Total return calculated without taking into account the sales load deducted on an initial purchase.
(b) Annualized.
(c) Commencement of operations of the class.
(d) Not shown due to rounding.

		Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
10-1-02 to 9-30-03	16.10%[a]	$ 833	1.15%	7.31%	63.02%
10-1-01 to 9-30-02	1.91[a]	728	1.13	7.61	57.36
10-1-00 to 9-30-01	-2.51[a]	715	1.08	8.56	73.92
1-1-00 to 9-30-00	-0.81[a]	750	1.06[b]	8.94[b]	24.20
1-1-99 to 12-31-99	-0.65[a]	826	1.04	8.65	41.55
1-1-98 to 12-31-98	1.70[a]	1,009	0.94	8.44	53.19

Class B
10-1-02 to 9-30-03	15.10%	$ 30	2.16%	6.29%	63.02%
10-1-01 to 9-30-02	0.79	21	2.11	6.60	57.36
10-1-00 to 9-30-01	-3.41	12	1.99	7.61	73.92
4-1-00 to 9-30-00	-1.28	5	1.99[b]	8.02[b]	24.20
10-4-99[c] to 3-31-00	0.61	3	1.96[b]	7.79[b]	41.55[b]

Class C
10-1-02 to 9-30-03	15.13%	$ 10	2.13%	6.33%	63.02%
10-1-01 to 9-30-02	0.76	9	2.12	6.59	57.36
10-1-00 to 9-30-01	-3.42	5	1.97	7.60	73.92
1-1-00 to 9-30-00	-1.28	1	2.07[b]	7.94[b]	24.20
10-4-99[c] to 3-31-00	0.65	--[d]	1.91[b]	7.88[b]	41.55[b]

Class Y
10-1-02 to 9-30-03	16.65%	$ 16	0.82%	7.58%	63.02%
10-1-01 to 9-30-02	2.20	6	0.82	7.91	57.36
10-1-00 to 9-30-01	-2.22	3	0.81	8.82	73.92
4-1-00 to 9-30-00	-0.69	2	0.80[b]	9.21[b]	24.20
1-1-99 to 12-31-99	-0.39	2	0.79	8.91	41.55
1-1-98 to 12-31-98	1.90	2	0.74	8.62	53.19

Waddell & Reed Advisors Limited-Term Bond Fund

			Selected Per-Share Data
		Income (Loss) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	Declared From Net Investment Income	Net Asset Value End of Period
Class A
10-1-02 to 9-30-03	$10.05	$0.19	$0.18	$0.37	$(0.19)	$10.23
9-3-02[b] to 9-30-02	10.00	0.01	0.05	0.06	(0.01)	10.05

Class B
10-1-02 to 9-30-03	$10.05	$0.10	$0.18	$0.28	$(0.10)	$10.23
9-3-02[b] to 9-30-02	10.00	0.01	0.05	0.06	(0.01)	10.05

Class C
10-1-02 to 9-30-03	$10.05	$0.09	$0.18	$0.27	$(0.09)	$10.23
9-3-02[b] to 9-30-02	10.00	0.01	0.05	0.06	(0.01)	10.05

Class Y
10-1-02 to 9-30-03	$10.05	$0.23	$0.18	$0.41	$(0.23)	$10.23
9-3-02[b] to 9-30-02	10.00	0.01	0.05	0.06	(0.01)	10.05

(a) Total return calculated without taking into account the sales load deducted on an initial purchase.
(b) Commencement of operations of the class.
(c) Annualized.
(d) Not shown due to rounding.

			Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Waiver	Ratio of Expenses to Average Net Assets without Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets without Waiver	Portfolio Turnover Rate
Class A
10-1-02 to 9-30-03	3.70%[a]	$113	1.25%	1.28%	1.87%	1.84%	24.07%
9-3-02[b] to 9-30-02	0.61[a]	4	0.09[c]	0.59[c]	0.13[c]	-0.37[c]	2.60

Class B
10-1-02 to 9-30-03	2.78%	$10	2.15%	2.18%	0.97%	0.94%	24.07%
9-3-02[b] to 9-30-02	0.55	--[d]	0.15[c]	0.65[c]	0.07[c]	-0.43[c]	2.60

Class C
10-1-02 to 9-30-03	2.73%	$7	2.11%	2.14%	1.01%	0.98%	24.07%
9-3-02[b] to 9-30-02	0.55	--[d]	0.15[c]	0.65[c]	0.07[c]	-0.43[c]	2.60

Class Y
10-1-02 to 9-30-03	4.10%	$11	0.88%	0.91%	2.27%	2.24%	24.07%
9-3-02[b] to 9-30-02	0.63	7	0.07[c]	0.57[c]	0.13[c]	-0.37[c]	2.60

Waddell & Reed Advisors Municipal Bond Fund
		Selected Per-Share Data
		Income (Loss) From Investment Operations			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
10-1-02 to 9-30-03	$7.14	$0.25	$(0.05)	$0.20	$(0.25)	$(0.00)	$(0.25)	$7.09
10-1-01 to 9-30-02	6.91	0.28	0.23	0.51	(0.28)	(0.00)	(0.28)	7.14
10-1-00 to 9-30-01	6.75	0.32	0.16	0.48	(0.32)	(0.00)[b]	(0.32)	6.91
10-1-99 to 9-30-00	6.90	0.35	(0.08)	0.27	(0.35)	(0.07)	(0.42)	6.75
10-1-98 to 9-30-99	7.63	0.36	(0.61)	(0.25)	(0.37)	(0.11)	(0.48)	6.90

Class B
10-1-02 to 9-30-03	$7.14	$0.19	$(0.06)	$0.13	$(0.19)	$(0.00)	$(0.19)	$7.08
10-1-01 to 9-30-02	6.91	0.22	0.23	0.45	(0.22)	(0.00)	(0.22)	7.14
10-1-00 to 9-30-01	6.74	0.27	0.16	0.43	(0.26)	(0.00)[b]	(0.26)	6.91
10-5-99[c] to 9-30-00	6.87	0.28	(0.05)	0.23	(0.29)	(0.07)	(0.36)	6.74

Class C
10-1-02 to 9-30-03	$7.14	$0.18	$(0.06)	$0.12	$(0.18)	$(0.00)	$(0.18)	$7.08
10-1-01 to 9-30-02	6.91	0.22	0.23	0.45	(0.22)	(0.00)	(0.22)	7.14
10-1-00 to 9-30-01	6.74	0.27	0.16	0.43	(0.26)	(0.00)[b]	(0.26)	6.91
10-7-99[c] to 9-30-00	6.87	0.29	(0.06)	0.23	(0.29)	(0.07)	(0.36)	6.74

Class Y
10-1-02 to 9-30-03	$7.14	$0.26	$(0.05)	$0.21	$(0.26)	$(0.00)	$(0.26)	$7.09
10-1-01 to 9-30-02	6.91	0.31	0.21	0.52	(0.29)	(0.00)	(0.29)	7.14
10-1-00 to 9-30-01	6.75	0.28[f]	0.21[f]	0.49	(0.33)	(0.00)[b]	(0.33)	6.91
10-1-99 to 9-30-00	6.90	0.36[f]	(0.08)[f]	0.28	(0.36)	(0.07)	(0.43)	6.75
12-30-98[c] to 9-30-99	7.41	0.28	(0.51)	(0.23)	(0.28)	(0.00)	(0.28)	6.90

(a) Total return calculated without taking into account the sales load deducted on an initial purchase.
(b) Not shown due to rounding.
(c) Commencement of operations of the class.
(d) Annualized.
(e) For the fiscal year ended September 30, 2000.
(f) Based on average weekly shares outstanding.
(g) For the fiscal year ended September 30, 1999.

		Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
10-1-02 to 9-30-03	2.82%[a]	$ 733	0.89%	3.51%	43.10%
10-1-01 to 9-30-02	7.64[a]	785	0.89	4.03	61.44
10-1-00 to 9-30-01	7.27[a]	748	0.88	4.67	30.74
10-1-99 to 9-30-00	4.24[a]	739	0.89	5.23	15.31
10-1-98 to 9-30-99	-3.46[a]	874	0.79	4.98	30.93

Class B
10-1-02 to 9-30-03	1.80%	$ 7	1.75%	2.65%	43.10%
10-1-01 to 9-30-02	6.77	7	1.73	3.18	61.44
10-1-00 to 9-30-01	6.47	5	1.72	3.76	30.74
10-5-99[c] to 9-30-00	3.56	1	1.86[d]	4.17[d]	15.31[e]

Class C
10-1-02 to 9-30-03	1.79%	$ 5	1.77%	2.63%	43.10%
10-1-01 to 9-30-02	6.73	5	1.75	3.13	61.44
10-1-00 to 9-30-01	6.47	2	1.74	3.74	30.74
10-7-99[c] to 9-30-00	3.56	1	1.84[d]	4.18[d]	15.31[e]

Class Y
10-1-02 to 9-30-03	3.01%	$ 10	0.72%	3.59%	43.10%
10-1-01 to 9-30-02	7.82	16	0.71	4.08	61.44
10-1-00 to 9-30-01	7.44	13	0.70	4.82	30.74
10-1-99 to 9-30-00	4.32	--[b]	0.71	5.38	15.31
12-30-98[c] to 9-30-99	-3.21	--[b]	0.67[d]	5.08[d]	30.93[g]

Waddell & Reed Advisors Municipal High Income Fund
		Selected Per-Share Data
		Income (Loss) From Investment Operation			Less Distributions
For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period
Class A
10-1-02 to 9-30-03	$4.95	$0.26	$(0.12)	$0.14	$(0.26)	$(0.00)	$(0.26)	$4.83
10-1-01 to 9-30-02	4.96	0.26	(0.01)	0.25	(0.26)	(0.00)	(0.26)	4.95
10-1-00 to 9-30-01	4.92	0.28	0.04	0.32	(0.28)	(0.00)	(0.28)	4.96
10-1-99 to 9-30-00	5.19	0.30	(0.27)	0.03	(0.30)	(0.00)	(0.30)	4.92
10-1-98 to 9-30-99	5.69	0.31	(0.37)	(0.06)	(0.31)	(0.13)	(0.44)	5.19

Class B
10-1-02 to 9-30-03	$4.95	$0.22	$(0.12)	$0.10	$(0.22)	$(0.00)	$(0.22)	$4.83
10-1-01 to 9-30-02	4.96	0.22	(0.01)	0.21	(0.22)	(0.00)	(0.22)	4.95
10-1-00 to 9-30-01	4.92	0.23	0.04	0.27	(0.23)	(0.00)	(0.23)	4.96
10-5-99[b] to 9-30-00	5.16	0.25	(0.24)	0.01	(0.25)	(0.00)	(0.25)	4.92

Class C
10-1-02 to 9-30-03	$4.95	$0.22	$(0.12)	$0.10	$(0.22)	$(0.00)	$(0.22)	$4.83
10-1-01 to 9-30-02	4.96	0.22	(0.01)	0.21	(0.22)	(0.00)	(0.22)	4.95
10-1-00 to 9-30-01	4.92	0.23	0.04	0.27	(0.23)	(0.00)	(0.23)	4.96
10-8-99[b] to 9-30-00	5.16	0.25	(0.24)	0.01	(0.25)	(0.00)	(0.25)	4.92

Class Y
10-1-02 to 9-30-03	$4.95	$0.27	$(0.12)	$0.15	$(0.27)	$(0.00)	$(0.27)	$4.83
10-1-01 to 9-30-02	4.96	0.26	(0.01)	0.25	(0.26)	(0.00)	(0.26)	4.95
10-1-00 to 9-30-01	4.92	0.27	0.04	0.31	(0.27)	(0.00)	(0.27)	4.96
10-1-99 to 9-30-00	5.19	0.30	(0.27)	0.03	(0.30)	(0.00)	(0.30)	4.92
12-30-98[f] to 9-30-99	5.65	0.24	(0.33)	(0.09)	(0.24)	(0.13)	(0.37)	5.19
7-1-98[f] to 8-25-98	5.64	0.05	0.01	0.06	(0.05)	(0.00)	(0.05)	5.65

(a) Total return calculated without taking into account the sales load deducted on an initial purchase.
(b) Commencement of operations of the class.
(c) Annualized.
(d) For the fiscal year ended September 30, 2000.
(e) Not shown due to rounding.
(f) Class Y shares commenced operations on July 1, 1998 and continued operations until August 25, 1998 when all outstanding Class Y shares were redeemed at the ending net asset value shown in the table. Operations recommenced on December 30, 1998.

(g) For the fiscal year ended September 30, 1999.

		Ratios and Supplemental Data
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
10-1-02 to 9-30-03	3.02%[a]	$ 407	0.96%	5.54%	22.57%
10-1-01 to 9-30-02	5.35[a]	431	1.03	5.39	22.72
10-1-00 to 9-30-01	6.64[a]	419	1.02	5.61	22.37
10-1-99 to 9-30-00	0.83[a]	417	0.94	6.08	22.41
10-1-98 to 9-30-99	-1.22[a]	510	0.87	5.59	26.83

Class B
10-1-02 to 9-30-03	2.15%	$ 6	1.80%	4.71%	22.57%
10-1-01 to 9-30-02	4.46	5	1.85	4.56	22.72
10-1-00 to 9-30-01	5.71	3	1.91	4.68	22.37
10-5-99[b] to 9-30-00	0.29	1	1.89[c]	5.16[c]	22.41[d]

Class C
10-1-02 to 9-30-03	2.16%	$ 5	1.80%	4.70%	22.57%
10-1-01 to 9-30-02	4.49	5	1.84	4.58	22.72
10-1-00 to 9-30-01	5.74	3	1.84	4.72	22.37
10-8-99[b] to 9-30-00	0.26	1	1.91[c]	5.13[c]	22.41[d]

Class Y
10-1-02 to 9-30-03	3.17%	$ 9	0.80%	5.76	22.57%
10-1-01 to 9-30-02	5.35	9	0.63	5.68	22.72
10-1-00 to 9-30-01	6.45	--[e]	1.93	4.72	22.37
10-1-99 to 9-30-00	0.97	--[e]	1.08	5.96	22.41
12-30-98[f] to 9-30-99	-1.53	--[e]	0.80[c]	5.68[c]	26.83[g]
7-1-98[f] to 8-25-98	1.07	0	0.61[c]	5.99[c]	35.16[c]

Waddell & Reed Advisors Cash Management, Inc.

	Selected Per-Share Data
	---------------------------------------------------------------------------------------------
		Income From Investment Operations	Less Distributions
		--------------------	--------------------------------------------
	Net Asset Value Beginning of Period	Net Investment Income	Declared From Net Investment Income	Net Asset Value End of Period

For the Period From
Class A
10-1-02 to 9-30-03	$1.00	$0.0060	$(0.0060)	$1.00
10-1-01 to 9-30-02	1.00	0.0139	(0.0139)	1.00
10-1-00 to 9-30-01	1.00	0.0463	(0.0463)	1.00
7-1-00 to 9-30-00	1.00	0.0148	(0.0148)	1.00
7-1-99 to 6-30-00	1.00	0.0511	(0.0511)	1.00
7-1-98 to 6-30-99	1.00	0.0455	(0.0455)	1.00

Class B
10-1-02 to 9-30-03	$1.00	$0.0006	$(0.0006)	$1.00
10-1-01 to 9-30-02	1.00	0.0047	(0.0047)	1.00
10-1-00 to 9-30-01	1.00	0.0372	(0.0372)	1.00
7-1-00 to 9-30-00	1.00	0.0133	(0.0133)	1.00
9-9-99[b] to 6-30-00	1.00	0.0346	(0.0346)	1.00

Class C
10-1-02 to 9-30-03	$1.00	$0.0005	$(0.0005)	$1.00
10-1-01 to 9-30-02	1.00	0.0047	(0.0047)	1.00
10-1-00 to 9-30-01	1.00	0.0373	(0.0373)	1.00
7-1-00 to 9-30-00	1.00	0.0126	(0.0126)	1.00
9-9-99[b] to 6-30-00	1.00	0.0335	(0.0335)	1.00

(a)Annualized.
(b)Commencement of operations of the class.

Waddell & Reed Advisors Cash Management, Inc.

		Ratios and Supplemental Data
		----------------------------------------------------------------------------------------------------------------------------
For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets without Reimbursement	Ratio of Net Investment Income to Average Net Assets with Reimbursement	Ration of Net Investment Income to Average Net Assets without Reimbursement

Class A
10-1-02 to 9-30-03	0.61%	$860	0.80%	na	0.62%	na
10-1-01 to 9-30-02	1.39	1,038	0.78	na	1.37	na
10-1-00 to 9-30-01	4.78	1,062	0.76	na	4.60	na
7-1-00 to 9-30-00	1.50	875	0.81[a]	na	5.92[a]	na
7-1-99 to 6-30-00	5.18	782	0.83	na	5.08	na
7-1-98 to 6-30-99	4.67	667	0.83	na	4.54	na

Class B
10-1-02 to 9-30-03	0.06%	$14	1.34%	1.72%	0.06%	-0.32%
10-1-01 to 9-30-02	0.47	13	1.69	na	0.45	na
10-1-00 to 9-30-01	3.83	11	1.66	na	3.49	na
7-1-00 to 9-30-00	1.37	2	1.43[a]	na	5.29[a]	na
9-9-99[b] to 6-30-00	3.43	3	1.67[a]	na	4.49[a]	na

Class C
10-1-02 to 9-30-03	0.05%	$8	1.34%	1.75%	0.05%	-0.37%
10-1-01 to 9-30-02	0.45	7	1.72	na	0.42	na
10-1-00 to 9-30-01	3.83	5	1.65	na	3.57	na
7-1-00 to 9-30-00	1.29	1	1.68[a]	na	5.05[a]	na
9-9-99[b] to 6-30-00	3.32	1	1.82[a]	na	4.45[a]	na

Waddell & Reed Advisors Funds

Custodian	Underwriter
UMB Bank, n.a. 928 Grand Boulevard Kansas City, Missouri 64106	Waddell & Reed, Inc. 6300 Lamar Avenue P. O. Box 29217 Shawnee Mission, Kansas 66201-9217 913-236-2000 888-WADDELL

Legal Counsel
Kirkpatrick & Lockhart LLP 1800 Massachusetts Avenue, N.W. Washington, D. C. 20036

Independent Auditors	Shareholder Servicing Agent
Deloitte & Touche LLP 1010 Grand Boulevard Kansas City, Missouri 64106-2232	Waddell & Reed Services Company 6300 Lamar Avenue P. O. Box 29217 Shawnee Mission, Kansas 66201-9217 913-236-2000 888-WADDELL

Investment Manager
Waddell & Reed Investment Management Company 6300 Lamar Avenue P. O. Box 29217 Shawnee Mission, Kansas 66201-9217 913-236-2000 888-WADDELL

Accounting Services Agent
Waddell & Reed Services Company 6300 Lamar Avenue P. O. Box 29217 Shawnee Mission, Kansas 66201-9217 913-236-2000 888-WADDELL

Waddell & Reed Advisors Funds

You can get more information about each Fund in its--

  Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
  Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of the Fund's current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

The Funds' SEC file numbers are as follows:
        Waddell & Reed Advisors Cash Management, Inc.: 811-2922
        Waddell & Reed Advisors Fixed Income Funds, Inc.
                 Government Securities Fund: 811-3458
                 Limited-Term Bond Fund: 811-3458
         Waddell & Reed Advisors Funds, Inc. Bond Fund: 811-2552
         Waddell & Reed Advisors Global Bond Fund, Inc.: 811-4520
         Waddell & Reed Advisors High Income Fund, Inc.: 811-2907
         Waddell & Reed Advisors Municipal Bond Fund, Inc.: 811-2657
         Waddell & Reed Advisors Municipal High Income Fund, Inc.: 811-4427

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

NUP2100(1-04)

WADDELL & REED ADVISORS CASH MANAGEMENT, INC.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000

January 28, 2004

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus of Waddell & Reed Advisors Cash Management, Inc., dated January 28, 2004 (Prospectus), which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc. (Waddell & Reed), at the address or telephone number shown above.

The Financial Statements, including notes thereto, are incorporated herein by reference. They are contained in the Fund's Annual Report to Shareholders, dated September 30, 2003, which may also be obtained from the Fund or Waddell & Reed at the address or telephone number above.

TABLE OF CONTENTS

Fund History

The Fund, Its Investments, Related Risks and Limitations

Management of the Fund

Control Persons and Principal Holders of Securities

Investment Advisory and Other Services

Brokerage Allocation and Other Practices

Proxy Voting Policy

Capital Stock

Purchase, Redemption and Pricing of Shares

Taxation of the Fund

Underwriter

Performance Information

Financial Statements

Appendix A

FUND HISTORY

Waddell & Reed Advisors Cash Management, Inc. (Fund) was organized as a Maryland corporation on February 13, 1979. Prior to June 30, 2000, the Fund was known as United Cash Management, Inc.®

THE FUND, ITS INVESTMENTS, RELATED RISKS AND LIMITATIONS

The Fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. The Fund is an open-end, diversified management company.

This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goals. A summary of the risks associated with these instrument types and investment practices is included as well.

WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goals.

As a money market fund and in order for the Fund to use the amortized cost method of valuing its portfolio securities, the Fund must comply with Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (the 1940 Act). Under Rule 2a-7, investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organizations(s) (NRSRO(s)) or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except U.S. Government securities) to no more than 5% of the Fund's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities are limited to no more than 5% of the Fund's total assets, with investment in such securities of any one issuer being limited to the greater of 1% of the Fund's total assets or $1,000,000. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days. See further discussion under Determination of Offering Price.

(1) U.S. Government Obligations: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, the Federal National Mortgage Association (Fannie Mae), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (Ginnie Mae), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (Freddie Mac), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is minimal. The Fund intends to invest in U.S. Government Securities when there is a limited availability of other obligations and instruments.

(2) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation; in this SAI, a bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of Directors or WRIMCO to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

(3) Commercial Paper Obligations Including Variable Rate Master Demand Notes: Commercial paper rated A-1 or A-2 by Standard & Poor's (S&P), or Prime-1 or Prime-2 by Moody's or, if not rated, of comparable quality and issued by a corporation in whose debt obligations the Fund may invest (see 4 below). S&P and Moody's are among the NRSRO's under Rule 2a-7. See Appendix A for a description of some of these ratings. A variable rate master demand note represents a purchasing/selling arrangement of short-term promissory notes under a letter agreement between a commercial paper issuer and an institutional lender.

(4) Corporate Debt Obligations: Corporate debt obligations if they are rated at least A by S&P or Moody's. See Appendix A for a description of some of these debt ratings.

(5) Canadian Government Obligations: Obligations of, or guaranteed by, the Government of Canada, a Province of Canada or any agency, instrumentality or political subdivision of that Government or any Province; however, the Fund may not invest in Canadian Government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements of Rule 2a-7. The Fund may not invest in Canadian Government obligations if they are denominated in Canadian dollars. See Determination of Offering Price.

(6) Certain Other Obligations: Obligations other than those listed in 1 through 5 (such as municipal obligations) above only if any such other obligation is guaranteed as to principal and interest by either a bank in whose obligations the Fund may invest (see 2 above) or a corporation in whose commercial paper the Fund may invest (see 3 above) and otherwise permissible under Rule 2a-7.

The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term debt obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Specific Securities and Investment Practices

Borrowing

The Fund may borrow money, but only from banks and for temporary, emergency or extraordinary purposes. If the Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Foreign Obligations and Instruments

Subject to the diversification requirements applicable to the Fund under Rule 2a-7, the Fund may invest up to 10% of its total assets in Canadian Government obligations and may also invest in foreign bank obligations, obligations of foreign branches of domestic banks, obligations guaranteed by a bank or a corporation in whose obligations the Fund may invest and commercial paper of an approved foreign issuer. Each of these obligations must be U.S. dollar denominated. Although there is no fundamental policy limiting the Fund's investment in foreign obligations and instruments, it does not intend to invest more than 25% of its total assets in a combination of these obligations. Investments in obligations of domestic branches of foreign banks will not be considered to be foreign securities if WRIMCO has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal and state chartered or domestic banks doing business in the same jurisdiction.

Purchasing these securities presents special considerations: reduction of income by foreign taxes; changes in currency rates and controls (e.g., currency blockage); lack of public information; lack of uniform accounting, auditing and financial reporting standards; less volume on foreign exchanges; less liquidity; greater volatility; less regulation of issuers, exchanges and brokers; greater difficulties in commencing lawsuits; possibilities in some countries of expropriation, confiscatory taxation, social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. Uncertificated foreign securities will be purchased only if permissible under the custodianship provisions of the 1940 Act.

Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1)	repurchase agreements not terminable within seven days;
(2)	fixed time deposits subject to withdrawal penalties other than overnight deposits;
(3)	securities for which market quotations are not readily available; and
(4)	restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors.

However, illiquid investments do not include any obligations payable at principal amount plus accrued interest on demand or within seven days after demand.

If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Indexed Securities

Subject to the requirements of Rule 2a-7, the Fund may purchase securities the values of which varies in relation to the value of financial indicators such as other securities, securities indices or interest rates, as long as the indexed securities are U.S. dollar denominated. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified index value increases, or their maturity value may decline when the index increases. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Lending Securities

Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under the Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO.

Any securities loans that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash and/or U.S. Government Obligations, at least equal in value to the market value of the securities lent on each day the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for both types of collateral. The second method is to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government Obligations used as collateral. Part of the interest received in either case may be shared with the borrower.

The Fund will make loans only under rules of the New York Stock Exchange (the NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

Some, but not all, of the Fund's rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to how the Fund may invest cash collateral.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

The Fund may invest in mortgage-backed securities as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies and subject to the requirements of Rule 2a-7. The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders, or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's goals and investment policies.

The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

Timely payment of principal and interest on pass-through securities of Ginnie Mae (but not those of Freddie Mac or Fannie Mae) is guaranteed by the full faith and credit of the United States. This is not a guarantee against market decline of the value of these securities or shares of the Fund. It is possible that the availability and marketability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped securities as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies and subject to the requirements of Rule 2a-7. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

The Fund has not in the past invested and has no present intention to invest in these types of securities.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets securing the debt are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

Repurchase Agreements

The Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of the repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

Restricted Securities

Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be resold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act), or in a registered public offering. For example, the Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(2) (Section 4(2) paper) of the 1933 Act. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.

Where registration of a security is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Section 4(2) paper, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See Illiquid Investments.

These restricted securities will be valued in the same manner that other commercial paper held by the Fund is valued. See Portfolio Valuation. The Fund does not anticipate adjusting for any diminution in value of these securities on account of their restrictive feature if there exists an active market which creates liquidity and actual market quotations for these restricted securities are available. In the event that there should cease to be an active market for these securities or actual market quotations become unavailable, they will be valued at fair value as determined in good faith by the Board of Directors.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

When-Issued and Delayed-Delivery Transactions

The Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of securities in determining its NAV per share. When the Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining the Fund's NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

Ordinarily the Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the settlement date), the Fund could sell the securities if WRIICO decides it is advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

Investment Restrictions and Limitations

Certain of the Fund's investment restrictions and other limitations are described in this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal and the types of money market securities in which the Fund may invest, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

(1)
Buy commodities or commodity contracts, voting securities, any mineral related programs or leases, or oil or gas leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof;

(2)
Buy real estate nor any nonliquid interest in real estate investment trusts; however, the Fund may buy obligations or instruments that it may otherwise buy even though the issuer invests in real estate or interests in real estate;

(3)
With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

(4)
Buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry, except that U.S. Government obligations and bank obligations and instruments are not included in this limit;

(5)
Make loans other than certain limited types of loans described herein; the Fund can buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements except as indicated above (see Repurchase Agreements above);

The following interpretation applies to, but is not part of, this fundamental restriction: the Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

(6)	Invest for the purpose of exercising control or management of other companies;

(7)	Participate on a joint, or a joint and several, basis in any trading account in any securities;

(8)	Sell securities short or buy securities on margin; also, the Fund may not engage in arbitrage transactions;

(9)	Engage in the underwriting of securities;

(10)
Borrow to increase income, except to meet redemptions so it will not have to sell portfolio securities for this purpose. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets in connection with such borrowing but only up to the lesser of the amounts borrowed or 5% of the value of the Fund's total assets; or

(11)	Issue senior securities.

The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:

(1)
The Fund may not purchase the securities of any one issuer (other than U.S. Government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7; provided, however, the Fund may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to 3 business days after the purchase. The Fund may rely on this exception only as to one issuer at a time. The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category by the requisite rating organization(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. Government securities) limited to the greater of 1% of the Fund's total assets or $1,000,000, as determined in accordance with Rule 2a-7.

(2)	Subject to the diversification requirements of Rule 2a-7, the Fund may not invest more than 10% of its total assets in Canadian Government obligations.

(3)	The Fund does not intend to invest more than 25% of its total assets in a combination of foreign obligations and instruments.

(4)	The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

(5)
The Fund will not invest in any security whose interest rate or principal amount to be repaid, or timing of repayments, varies or floats with the value of a foreign currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or currency other than U.S. dollars.

An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Portfolio Turnover

In general, the Fund purchases investments with the expectation of holding them to maturity. However, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. The Fund may also sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer. The Fund has high portfolio turnover due to the short maturities of its investments, but this should not affect its NAV or income, as brokerage commissions are not usually paid on the investments which the Fund makes. In the usual calculation of portfolio turnover, securities of the type in which the Fund invests are excluded. Consequently, the high turnover which it will have is not comparable to the turnover rates of most investment companies.

Portfolio Valuation

Under Rule 2a-7, the Fund is permitted to use the amortized cost method for valuing its portfolio securities provided it meets certain conditions. See Purchase, Redemption and Pricing of Shares. As a general matter, the primary conditions imposed under Rule 2a-7 relating to the Fund's portfolio investments are that the Fund must (1) not maintain a dollar-weighted average portfolio maturity in excess of 90 days, (2) limit its investments, including repurchase agreements, to those instruments which are U.S. dollar denominated and which WRIMCO, pursuant to guidelines established by the Fund's Board of Directors, determines present minimal credit risks and which are rated in one of the two highest rating categories by the NRSRO(s), as defined in Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Fund's Board of Directors, (3) limit its investments in the securities of any one issuer (except U.S. Government securities) to no more than 5% of its assets, (4) limit its investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to no more than 5% of its assets, (5) limit its investments in the securities of any one issuer which are rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to the greater of 1% of its assets or $1,000,000, and (6) limit its investments to securities with a remaining maturity of not more than 397 days. Rule 2a-7 sets forth the method by which the maturity of a security is determined.

MANAGEMENT OF THE FUND

Directors and Officers

The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex and the Ivy Family of Funds. The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. The Ivy Family of Funds is comprised of each of the funds in Ivy Funds, Inc. (formerly, W&R Funds, Inc.) and Ivy Funds, a Massachusetts business trust.

Following is a list of the Board of Directors (Board) and the officers of the Fund. The Board oversees the operations of the Fund, and is responsible for the overall management and supervision of the affairs of the Fund in accordance with the laws of the State of Maryland. The Board similarly oversees the operations of each of the funds in the Advisors Fund Complex, with the exception of Robert L. Hechler, who is not a Director for W&R Target Funds, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors or trustees of each of the funds in the Ivy Family of Funds.

A Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of the Fund, based on policies reviewed and approved by the Board.

Disinterested Directors

The following table provides information regarding each Director who is not an "interested person" as defined in the 1940 Act.

NAME, ADDRESS AND AGE	POSITION HELD WITH THE FUND	DIRECTOR SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 56	Director	1997	Professor of Law, Washburn Law School; Formerly, Dean, Washburn Law School	40	Director, Am Vestors CBO II, Inc. (bond investment firm)
John A. Dillingham 4040 Northwest Claymont Drive Kansas City, MO 64116 Age: 64	Director	1997	President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Company	40	None
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director	1998	Formerly, president, William and Flora Hewlett Foundation	40	None
Linda K. Graves 6300 Lamar Avenue Overland Park, KS 66202 Age: 50	Director	1995	Shareholder/Attorney, Levi & Craig, P.C. (on leave of absence); formerly, First Lady of Kansas	40	None
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 36	Director	1998	Vice President and General Counsel of the Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise	68	None
John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 84	Director	1988	Shareholder, Gilliland & Hayes, P.A., a law firm	40	Director, Central Bank & Trust; Central Financial Corporation (banking)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 79	Director	1971	Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corporation	40	None
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 66	Director	1995	Professor Emeritus, formerly, Professor of Business Administration, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City	68	None
Frederick Vogel III 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director	1971	Retired	40	None

*With respect to the Fund Complex.

Interested Directors

Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund's accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. The fourth interested director, Mr. Ross, is a shareholder in a law firm that has represented Waddell & Reed within the past two years.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	DIRECTOR/ OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	TOTAL NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
Keith A. Tucker 6300 Lamar Avenue Overland Park, KS 66202 Age: 58	Chairman of the Board Director	1998 1993	Chairman of the Board, Chief Executive Officer and Director of WDR; formerly, Principal Financial Officer of WDR; Chairman of the Board and Director of Waddell & Reed, WRIMCO and WRSCO; formerly, Vice Chairman of the Board of Directors of Torchmark Corporation; Chairman of the Board and Director/Trustee of each of the funds in the Fund Complex	68	None
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 61	President Director	2001 1998	President, Chief Investment Officer and Director of WDR; formerly, Treasurer of WDR; Director of Waddell & Reed; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR; President and Director/Trustee of each of the funds in the Fund Complex	68	Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of WRIICO
Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director	1998	Consultant of WDR and Waddell & Reed; formerly, Executive Vice President and Chief Operating Officer of WDR; formerly, President, Chief Executive Officer, Principal Financial Officer, Treasurer and Director of Waddell & Reed; formerly, Executive Vice President, Principal Financial Officer, Treasurer and Director of WRIMCO; formerly, President, Treasurer and Director of WRSCO	24	None
Frank J. Ross, Jr. Polsinelli, Shalton & Welte, P.C. 700 West 47th Street Suite 1000 Kansas City, MO 64112 Age: 50	Director	1996	Shareholder/Director, Polsinelli, Shalton & Welte, P.C., a law firm	40	Director, Columbian Bank & Trust

*With respect to the Fund Complex.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Theodore W. Howard 6300 Lamar Avenue Overland Park KS 66202 Age: 61	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	1987 1976 1976 2002	Senior Vice President of WRSCO; Vice President, Treasurer, Principal Accounting Officer and Principal Financial Officer of each of the funds in the Fund Complex; formerly, Vice President of WRSCO
Kristen A. Richards 6300 Lamar Avenue Overland Park KS 66202 Age: 36	Vice President Secretary Associate General Counsel	2000 2000 2000

Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO and WRIICO; Vice President, Secretary and Associate General Counsel of each of the funds in the Fund Complex; formerly, Assistant Secretary of funds in the Fund Complex; formerly, Compliance Officer of WRIMCO

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 38	Vice President General Counsel Assistant Secretary	2000 2000 2000

Vice President, Assistant Secretary and General Counsel of WDR; Senior Vice President, Secretary and General Counsel of Waddell & Reed, WRIMCO and WRSCO; Senior Vice President, Assistant Secretary and General Counsel of WRIICO; Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex; formerly, Assistant Secretary of WDR; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C.

*With respect to the Fund Complex.

Committees of the Board of Directors

The Board has established the following committees: Audit Committee, Executive Committee, Nominating Committee, Valuation Committee and Investment Review Committee. The respective duties and current memberships are:

Audit Committee. The Audit Committee meets with the Fund's independent auditors, internal auditors and corporate officers to discuss the scope and results of the annual audit of the Fund, to review financial statements, reports, compliance matters, and to discuss such other matters as the Committee deems appropriate or desirable. The Audit Committee acts as a liaison between the Fund's independent auditors and the full Board of Directors. James M. Concannon, Linda K. Graves, John F. Hayes and Glendon E. Johnson are the members of the Audit Committee. During the fiscal year ended September 30, 2003, the Audit Committee met four times.

Executive Committee. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. Keith A. Tucker, Frank J. Ross, Jr. and John A. Dillingham are the members of the Executive Committee. During the fiscal year ended September 30, 2003, the Executive Committee did not meet.

Nominating Committee. The Nominating Committee evaluates, selects and recommends to the Board candidates for disinterested directors. Glendon E. Johnson, Eleanor B. Schwartz and David P. Gardner are the members of the Nominating Committee. During the fiscal year ended September 30, 2003, the Nominating Committee did not meet.

Valuation Committee. The Valuation Committee reviews and considers valuation recommendations by management for securities for which market quotations are not available, and values such securities and other assets at fair value as determined in good faith under procedures established by the Board. Keith A. Tucker and Henry J. Herrmann are the members of the Valuation Committee. During the fiscal year ended September 30, 2003, the Committee did not meet.

Investment Review Committee. The Investment Review Committee considers such matters relating to the investment management of the funds in the Advisors Fund Complex as the Committee may, from time to time, determine warrant review, such as investment management policies and strategies, investment performance, risk management techniques and securities trading practices, and may make recommendations as to these matters to the full Board. Frederick Vogel III, Joseph Harroz, Jr. and Frank J. Ross, Jr. are the members of the Investment Review Committee. The Committee did not meet during the fiscal year ended September 30, 2003.

Ownership of Fund Shares
(as of December 31, 2003)

The following table provides information regarding shares of the Fund owned by each Director, as well as the aggregate dollar range of shares owned, by each Director, within the Advisors Fund Complex.

DISINTERESTED DIRECTORS
Director	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Advisors Fund Complex
James M. Concannon	$50,001 to $100,000	over $100,000
John A. Dillingham	$0	over $100,000
David P. Gardner	$0	$0
Linda K. Graves	$1 to $10,000	over $100,000
Joseph Harroz, Jr.	$0	$50,001 to $100,000
John F. Hayes	$0	over $100,000
Glendon E. Johnson	over $100,000	over $100,000
Eleanor B. Schwartz	$0	$0
Frederick Vogel III	over $100,000	over $100,000

INTERESTED DIRECTORS
Director	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Advisors Fund Complex
Robert L. Hechler	$0	over $100,000
Henry J. Herrmann	$10,001 to $50,000	over $100,000
Frank J. Ross, Jr.	$1 to $10,000	over $100,000
Keith A. Tucker	$50,001 to $100,000	over $100,000

The non-affiliated Directors have deferred a portion of their annual compensation, and the deferred amounts are deemed invested in shares of funds within the Fund Complex. The values of these deferred accounts are:

Director	Dollar Range of Fund Shares Deemed to be Owned	Aggregate Dollar Range of Shares Deemed to be Owned in all Funds within the Advisors Fund Complex
James M. Concannon	$0	$10,001 to $50,000
John A. Dillingham	$0	$10,001 to $50,000
David P. Gardner	$0	$50,001 to $100,000
Linda K. Graves	$0	$10,001 to $50,000
Joseph Harroz, Jr.	$0	over $100,000
John F. Hayes	$0	$10,001 to $50,000
Robert L. Hechler	$0	$10,001 to $50,000
Glendon E. Johnson	$0	$10,001 to $50,000
Frank J. Ross, Jr.	$0	$50,001 to $100,000
Eleanor B. Schwartz	$1 to $10,000	$10,001 to $50,000
Frederick Vogel III	$0	$10,001 to $50,000

Compensation

The fees paid to the Directors are divided among the funds in the Advisors Fund Complex based on each fund's relative asset size. During the fiscal year ended September 30, 2003, the Directors received the following fees for service as a director:

COMPENSATION TABLE

Director --------	Aggregate Compensation From Fund ------------	Total Compensation From Fund and Advisors Fund Complex[1] ------------
DISINTERESTED DIRECTORS:
James M. Concannon	$3,954	$83,000
John A. Dillingham	3,954	83,000
David P. Gardner	3,954	83,000
Linda K. Graves	3,954	83,000
Joseph Harroz, Jr.	3,954	83,000
John F. Hayes	3,954	83,000
Glendon E. Johnson	3,980	83,500
Eleanor B. Schwartz	3,980	83,500
Frederick Vogel III	3,980	83,500

Interested Directors:
Robert L. Hechler	4,094	83,000
Henry J. Herrmann	0	0
Frank J. Ross, Jr.	3,954	83,000
Keith A. Tucker	0	0

1No pension or retirement benefits have been accrued as a part of Fund expenses.

The officers are paid by WRIMCO and its affiliates.

The Board has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Fund for at least five years which need not have been consecutive. A Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director; however, a Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director began his or her service as Director Emeritus, or in an equivalent lump sum. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Fund. Messrs. Henry L. Bellmon, Jay B. Dillingham, William T. Morgan, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Fund and of each of the funds in the Advisors Fund Complex and Ivy Funds, Inc. that were in existence at the time of their retirement, and each serves as Director Emeritus. Each of the current Directors Emeritus was initially elected to a Board of Directors before May 31, 1993.

Code of Ethics

The Fund, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the Fund, as of December 31, 2003, regarding the beneficial ownership of Fund shares.

Name and Address of Beneficial Owner -------------------	Class -----	Shares owned Beneficially or of Record ------------	Percent -------

Fiduciary Trust Co NH Cust	W&R Money
IRA	Market C	113,613	8.36%
FBO Robert Emery
4 Savi Ave
Waterford CT 06385-2224

Fiduciary Trust Co NH Cust	W&R Money
IRA Rollover	Market C	152,359	11.21%
FBO Eleanor Emery
4 Savi Ave
Waterford CT 06385-2224

Fiduciary Trust Co NH Cust	W&R Money
IRA	Market C	44,489	3.27%
FBO Robert W Gordon
1801 Ratchford Rd
York SC 29745-6337

Fiduciary Trust Co NH Cust	W&R Money
IRA Rollover	Market C	285,248	20.99%
FBO Robert W Gordon
1801 Ratachford Rd
York SC 29745-6337

Marc Anthony Intagliata &	W&R Money
Iole Intagliata Jtn Ros	Market C	84,752	6.24%
9989 Hemlock
Overland Park KS 66212-5805

Meera V Nathan MD	W&R Money
Germantown Hospital	Market C	107,162	7.89%
2 Penn Blvd Ste 103
Philadelphia PA 19144-1495

Fiduciary Trust Co NH Cust	W&R Money
IRA	Market C	26,971	1.98%
FBO Richard W Norris
6835 Rockledge Circle
Elk Grove CA 95758-4456

Fiduciary Trust Co NH Cust	W&R Money
IRA Rollover	Market C	44,572	3.28%
FBO Richard W Norris
6835 Rockledge Circle
Elk Grove CA 95758-4456

As of December 31, 2003, all of the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

The Fund has an Investment Management Agreement (the Management Agreement) with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The Agreement obligates WRIMCO to make investments for the account of the Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the Code) relating to regulated investment companies, subject to policy decisions adopted by the Board. WRIMCO also determines the securities to be purchased or sold by the Fund and places the orders.

WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. since each company's inception. WRIMCO had also served as investment manager for the funds in Ivy Funds, Inc. until June 30, 2003. Effective June 30, 2003, WRIMCO assigned its Investment Management Agreement with Ivy Funds, Inc. to Waddell & Reed Ivy Investment Company, an affiliate of WRIMCO. Waddell & Reed serves as principal underwriter and distributor for each of the investment companies in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc., and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which W&R Target Funds, Inc. is the underlying investment vehicle. Waddell & Reed had also served as the principal underwriter and distributor for Ivy Funds, Inc. until June 16, 2003. Effective June 16, 2003, Waddell & Reed assigned the Principal Underwriting Agreement with Ivy Funds, Inc. to Ivy Funds Distributor, Inc., an affiliate of Waddell & Reed.

The Management Agreement was renewed by the Board of Directors at the meeting held August 20, 2003, and will continue in effect for the period from October 1, 2003, through September 30, 2004, unless sooner terminated. The Management Agreement provides that it may be renewed year to year, provided that any such renewal has been specifically approved, at least annually, by (i) the Board of Directors, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Directors who are not deemed to be "interested persons" (as defined in the 1940 Act) of the Fund or WRIMCO (the Disinterested Directors). The Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice by the Fund to WRIMCO and 120 days' written notice by WRIMCO to the Fund, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

In connection with their consideration of the Management Agreement, the Disinterested Directors met separately with independent legal counsel. In determining whether to renew the Management Agreement, the Disinterested Directors, as well as the full Board of Directors, considered a number of factors, including: the nature and quality of investment management services to be provided to the Fund by WRIMCO, including WRIMCO's investment management expertise and the personnel, resources and experience of WRIMCO; the cost to WRIMCO in providing its services under the Management Agreement and WRIMCO's profitability; whether the Fund and its shareholders will benefit from economies of scale; whether WRIMCO or any of its affiliates will receive ancillary benefits that should be taken into consideration in evaluating the investment management fee payable by the Fund; and the investment management fees paid by comparable investment companies.

The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Shareholder Services

Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (WRSCO), a subsidiary of Waddell & Reed, WRSCO performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board of Directors without shareholder approval.

Accounting Services

Under the Accounting Services Agreement entered into between the Fund and WRSCO, WRSCO provides the Fund with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. The Fund accrues and pays this fee daily. The management fees paid by the Fund to WRIMCO during the Fund's fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001 were $4,025,297, $4,176,208 and $3,975,901, respectively. The Fund has also reimbursed WRIMCO for extraordinary expenses incurred by WRIMCO in its provision of services to the Fund.

For purposes of calculating the daily fee, the Fund does not include money owed to it by Waddell & Reed for shares which it has sold but not yet paid the Fund.

The Fund also reimburses WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of the incremental cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation and also certain security-related personnel and facilities costs. For the fiscal year ended September 30, 2003, the Fund reimbursed WRIMCO in the amount of $48,403.

Under the Shareholder Servicing Agreement, with respect to Class A shares, the Fund pays the Agent a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month, and $.75 for each shareholder check it processes. For Class B, Class C and Waddell & Reed Money Market C shares, the Fund pays the agent a monthly fee of $1.75 for each account which was in existence during any portion of the immediately preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of any sub-agent used by Agent in performing services under the Shareholder Servicing Agreement; and costs of legal and special services not provided by Waddell & Reed, WRIMCO, or the Agent.

Under the Accounting Services Agreement, the Fund pays WRSCO, effective July 1, 2003, a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month	Monthly Fee

$ 0 - $ 10 million	$ 0
$ 10 - $ 25 million	$ 958
$ 25 - $ 50 million	$ 1,925
$ 50 - $100 million	$ 2,958
$100 - $200 million	$ 4,033
$200 - $350 million	$ 5,267
$350 - $550 million	$ 6,875
$550 - $750 million	$ 8,025
$750 - $ 1.0 billion	$10,133
$1.0 billion and over	$12,375

Plus, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

The Fund also pays monthly a fee paid at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charges for assets in excess of $1 billion. This fee may be voluntarily waived until Fund assets are at least $10 million.

Prior to July 1, 2003, the Fund paid to WRSCO a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Average Daily Net Assets for the Month	Monthly Fee

$ 0 to $10	None
$ 10 to $25	$ 917
$ 25 to $50	$1,833
$ 50 to $100	$2,750
$ 100 to$200	$3,666
$ 200 to $350	$4,583
$ 350 to $550	$5,500
$ 550 to $750	$6,417
$750 to $1,000	$7,792
$1,000 and over	$9,167

In addition, for each class of shares in excess of one, the Fund paid WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

Fees paid to WRSCO for accounting services for the fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001 were $118,411, $118,250 and $109,381, respectively.

Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and WRSCO, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed and its affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

Waddell & Reed may reallow to selling broker-dealers a portion of the contingent deferred sales charge (CDSC) for Class B and Class C shares. A major portion of the CDSC may be paid to financial advisors and managers of Waddell & Reed and other selling broker-dealers. Waddell & Reed may compensate its financial advisors, or financial advisors of its affiliates, as to purchases for which there is no front end sales charge or deferred sales charge.

The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services

The Fund has adopted Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the 1940 Act for certain of its classes of shares. Under the Plans adopted by the Fund with respect to Class B, Class C and Waddell & Reed Money Market C shares, respectively, the Fund pays Waddell & Reed a distribution fee not to exceed, on an annual basis, 0.75% of the net assets of the affected class and a service fee not to exceed, on an annual basis, 0.25% of the net assets of the affected class.

Waddell & Reed offers Class A shares of the Fund through its registered representatives and sales managers (the sales force). In distributing shares through its sales force, Waddell & Reed may pay commissions and/or incentives to the sales force at or about the time of sale and will incur other expenses including for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. Each Plan and the Agreement contemplate that Waddell & Reed may be compensated for these distribution efforts with respect to the shares of the affected class through the distribution fee. The sales force may be paid continuing compensation based on the value of the shares of the affected class held by shareholders to whom the member of the sales force is assigned to provide personal services, and Waddell & Reed or its subsidiary, Waddell & Reed Services Company, may also provide services to these shareholders through telephonic means and written communications. The distribution fees were paid to compensate Waddell & Reed for its expenses relating to sales force compensation, providing prospectuses and sales literature to prospective investors, advertising, sales processing, field office expenses and home office sales management in connection with the distribution of Class B and Class C shares of the Fund. The service fees were paid to compensate Waddell & Reed for providing personal services to the Fund's Class B, Class C and Waddell & Reed Money Market C shareholders. Fees paid (or accrued) as distribution fees and service fees by the Fund under the Class B Plan for the fiscal year ended September 30, 2003 were $110,577 for distribution fees and $36,859 for service fees, respectively. Fees paid (or accrued) as distribution fees and service fees by the Fund under the Class C Plan for the fiscal year ended September 30, 2003 were $68,763 for distribution fees and $22,921 for service fees, respectively. Fees paid (or accrued) as distribution fees and service fees by the Fund under the Waddell & Reed Money Market Class C Plan for the fiscal year ended September 30, 2003 were $13,390 for distribution fees and $4,464 for service fees, respectively.

The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed's activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class.

To the extent that Waddell & Reed incurs expenses for which compensation may be made under the Plans that relate to distribution activities also involving another fund in the Waddell & Reed Advisors Funds or W&R Funds, Inc., Waddell & Reed typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

As noted above, Class A shares are offered through Waddell & Reed and other broker-dealers. Waddell & Reed may pay such broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: for the purchase of Class A shares purchased at net asset value (NAV) by clients of Legend Equities Corporation (Legend), Waddell & Reed (or its affiliate) may pay Legend 1.00% of net assets invested.

The Plans and Agreement were approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund or of Waddell & Reed and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter the Plan Directors). The Waddell & Reed Money Market C Plan, Class B Plan and Class C Plan were also approved by Waddell & Reed as the sole shareholder of each class of shares of the Fund at the time.

Among other things, each Plan provides that (1) Waddell & Reed will submit to the Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto are approved by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the affected class, and (4) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors shall be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

The Fund's custodian is UMB Bank, n.a., and its address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, located at 1010 Grand Boulevard, Kansas City, Missouri, is the Fund's independent auditor, and audits the Fund's financial statements and prepares the Fund's tax returns.

BROKERAGE ALLOCATION AND OTHER PRACTICES

One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked price. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The Fund has not effected transactions through brokers and does not anticipate doing so. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and W&R Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain exceptions.

In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO is expected to allocate orders to brokers or dealers consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers or dealers which provide execution and/or research services and other services including pricing or quotation services directly or through others (research and brokerage services). If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer which has provided such services considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers, (2) furnishing analyses and reports, or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

Such investment research (which may be supplied by a third party at the request of a broker or dealer) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase. The Fund may also use its brokerage to pay for pricing or quotation services to value securities.

PROXY VOTING POLICY

The Funds have delegated all proxy voting responsibilities to their investment manager. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO's corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the Plan is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PAC's) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PAC's. This is public information and available to all interested parties.

Conflicts of Interest Between WRIMCO and the Funds:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

I. Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

  Business Relationships - WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.
  Personal Relationships - WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
  Familial Relationships - WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. "Material Conflicts": WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

In considering the materiality of a conflict, WRIMCO will take a two-step approach:

  Financial Materiality - A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIMCO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of WRIMCO's annual revenue.
  Non-Financial Materiality - WRIMCO will review all known relationships of portfolio managers and senior management for improper influence.
  III. Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."
  Use a Proxy Voting Service for Specific Proposals - As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services ("ISS") or another independent third party if a recommendation from ISS is unavailable).
  Client directed - If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.
  Use a Predetermined Voting Policy - If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.
  Seek Board Guidance - If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Funds' Board of Directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board's consent or direction to vote the proxies. WRIMCO may use the Board Guidance to vote proxies for its non-mutual fund clients.

CAPITAL STOCK

The Shares of the Fund

The shares of the Fund represent an interest in the Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

The Fund offers three classes of shares: Class A, Class B and Class C, however Class B and Class C Shares are not available for direct investment. Waddell & Reed Money Market C shares are closed to all investments other than re-invested dividends. Each class represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class B, Class C and Waddell & Reed Money Market C shares are subject to a CDSC and to an ongoing distribution and service fee; Class B shares that have been held by a shareholder for eight (8) years will convert automatically, eight (8) years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAVs of the two classes. Each class may bear differing amounts of certain class-specific expenses and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B, Class C and Waddell & Reed Money Market C shares are expected to be lower than for Class A shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Each share of the Fund (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Minimum Initial and Subsequent Investments

For Class A shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. A $50 minimum initial investment pertains to certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. Shareholders purchasing through payroll deduction may invest any amount. With the exception of automatic withdrawals from a shareholder's bank account (such withdrawals must be equal to or greater than $25), a shareholder may make subsequent investments of any amount. See Exchanges.

Effective March 24, 2000, Waddell & Reed Money Market B shares were combined into and redesignated as Waddell & Reed Money Market C shares. Effective June 30, 2000, Waddell & Reed Money Market C shares were closed to all investments other than reinvested dividends. Effective December 1, 2003, Class B and Class C shares were closed to direct investment. Investments via exchange are permitted.

Purchase of the Fund's shares are effective after (1) one of the methods for purchasing the Fund's shares indicated in the prospectus has been properly completed and (2) UMB Bank, n.a. (the Bank) has Federal funds available to it. Federal funds are monies of a member bank with the Federal Reserve System held in deposit at a Federal Reserve Bank. They represent immediately available cash. If payment is made by check or otherwise than in Federal funds, it will be necessary to convert investors' payments into Federal funds, and orders for the purchase of the Fund's shares, if accepted by Waddell & Reed, will become effective on the day Federal funds are received for value by the Bank; this is normally anticipated to be two business days following receipt of payment by Waddell & Reed. The Fund's shares are issued at their NAV next determined after the effectiveness of the purchase (i.e., at $1.00 per share except under extraordinary circumstances as described above).

If you wish to insure that shares will be issued on the same day on which your payment is made, you should (1) place your order for Class A shares by wire so that it will be received by the Bank prior to 3:00 p.m. Kansas City time, and (2) before wiring the order, phone Waddell & Reed at 800-532-2783 to make sure that the wire order as described above is properly identified. See Payments to Shareholders -- General for information regarding dividend payment.

Waddell & Reed has the right not to accept any purchase order for the Fund's shares. Certificates are not normally issued but may be requested for Class A shares. No certificates are issued for Class B, Class C or Waddell & Reed Money Market C shares. Shareholdings are recorded on the Fund's books whether or not a certificate is issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds in the Waddell & Reed Advisors Funds, and, for clients of Waddell & Reed and Legend, any of the funds in the Ivy Family of Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Effective November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Prior to November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applied, that were redeemed under the Service were not subject to a CDSC provided the amount withdrawn did not exceed, annually, 24% of the account value. For shareholders who had established the Service prior to November 1, 2003, the 24% maximum continues to apply. Applicable forms to start the Service are available through WRSCO.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. (For shareholders who had established the Service prior to November 1, 2003, the maximum amount of the withdrawal on an annual basis is equal to 24% of the value of your account.) As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds, and, for clients of Waddell & Reed and Legend, any of the funds in the Ivy Family of Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

You can choose to have shares redeemed to receive:

1.	a monthly, quarterly, semiannual or annual payment of $50 or more;
2.	a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or
3.	a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

Retirement plan accounts may be subject to a fee imposed by the Plan Custodian for use of the Service.

If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds, and Waddell & Reed InvestEd Portfolios, Inc.

Class A Share Exchanges

You may exchange Class A shares of the Fund which you have acquired by exchange for Class A shares of one or more other funds in the Waddell & Reed Advisors Funds (whose shares are sold with a sales charge) and any shares received in payment of dividends on those Class A shares of the Fund for Class A shares of any of the other funds in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc., without payment of any additional sales charge, if shares of the Fund were previously acquired by an exchange from Class A shares of a non money market fund upon which a sales charge has already been paid.

You may exchange Class A shares of the Fund for Class Y shares of one or more other funds in the Waddell & Reed Advisors Funds, if you are an eligible shareholder for Class Y shares.

In addition, you may specify a dollar amount of Class A shares of the Fund to be automatically exchanged each month into Class A shares of any other fund in the Waddell & Reed Advisors Funds, provided you already own shares of the fund. The shares which you designate for automatic exchange into any fund must be worth at least $100, which may be allocated among funds in the Waddell & Reed Advisors Funds, provided each fund receives a value of at least $25. A minimum daily balance of $750 is required in order to maintain such automatic exchange privileges.

Class B and Class C Share Exchanges

As of December 1, 2003, Class B and Class C shares of Waddell & Reed Advisors Cash Management are not available for direct investment, however shareholders may continue to exchange into Class B and Class C shares of the Fund from Class B and Class C shares of other funds in the Waddell & Reed Advisors Family of Funds.

You may specify a dollar amount of Class A shares of the Fund to be automatically exchanged each month into Class B or Class C shares of any other fund in the Waddell & Reed Advisors Funds, provided you already own Class B or Class C shares, as applicable, of the fund and meet other criteria. The shares which you designate for automatic exchange into any fund must be worth at least $100, which may be allocated among funds in the Waddell & Reed Advisors Funds, provided each fund receives a value of at least $25. A minimum daily balance of $750 is required in order to maintain such automatic exchange privileges.

Waddell & Reed Money Market C Share Exchanges

You may exchange Waddell & Reed Money Market C shares for Class C shares of Ivy Funds, Inc. without charge.

You may specify a dollar amount of Waddell & Reed Money Market C shares to be automatically exchanged each month into Class C shares of any of the funds of Ivy Funds, Inc., provided you already own Class C shares of the fund in Ivy Funds, Inc. The Class C shares that you designate for automatic exchange must be worth at least $100, which may be allocated among funds in Ivy Funds, Inc., provided each fund receives a value of at least $25. A minimum daily balance of $750 is required in order to maintain such automatic exchange privileges.

The redemption of Waddell & Reed Money Market C shares of the Fund as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

Effective June 30, 2000, exchanges into Waddell & Reed Money Market C shares are not permitted.

General Exchange Information

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and the Ivy Family of Funds may be sold only within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico.

The exchange will be made at the NAVs next determined after receipt of your written request in good order by the Fund. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

These exchange rights may be eliminated or modified at any time by the Fund, upon notice in certain circumstances. The Fund may limit the frequency of exchanges permitted by a shareholder and/or cancel a shareholder's exchange privilege.

Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

Excessive Short-Term Trading Policy

The Funds in the Fund Complex are intended for long-term investment purposes. The Funds may take reasonable steps to seek to deter excessive short-term trading in their shares. Excessive short-term trading into and out of a Fund may disrupt portfolio investment strategies and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. A Fund may limit, suspend, and/or permanently terminate, the exchange privilege of any investor and may reject future purchases of Fund shares by such investor at any time. In addition, each Fund reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) may be disruptive to the Fund. In exercising any of the foregoing rights, a Fund may consider the trading history of accounts under common ownership or control within any of the Funds in the Fund Complex. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part by a Fund. Transactions deemed to be in violation of this policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Although the Fund, Waddell & Reed and WRSCO will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify by the use of omnibus accounts by those intermediaries, mainly due to the fact that the intermediary maintains the underlying shareholder account, and the Fund cannot identify transactions by underlying investors. Transactions accepted by a financial intermediary deemed to be in violation of the Funds' policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

Retirement Plans and Other Tax-Advantaged Savings Accounts

Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, Waddell & Reed offers model or prototype documents for the following retirement plans and other accounts. All of these accounts involve investment in shares of the Fund (or shares of certain other funds in the Waddell & Reed Advisors Funds or, for clients of Waddell & Reed and Legend, shares of certain other funds in the Ivy Family of Funds). Unless otherwise noted, the dollar limits specified below are for 2004 for Federal income tax purposes and may change for subsequent years.

Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to the Annual Dollar Limit per year (provided the investor has not reached age 70  1/2). For 2004, the Annual Dollar Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which the contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2004 through 2005 calendar years. For a married couple, the maximum annual contribution is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless: 1) the investor (or, if married, either spouse) is an active participant in an employer-sponsored retirement plan; and 2) their adjusted gross income exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000 is not affected by his or her spouse's active participant status.

An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code or a government plan under Section 457 of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed.

Roth IRAs. Investors having eligible earned income and whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels, may establish and contribute up to the Annual Dollar Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.

In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

Coverdell Education Savings Accounts (formerly, Education IRAs). Although not technically for retirement savings, Coverdell Education Savings Accounts provide a vehicle for saving for a child's education. A Coverdell Education Savings Account may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $2,000 to a Coverdell Education Savings Account (or to each of multiple Coverdell Education Savings Accounts), provided that no more than $2,000 may be contributed for any year to Coverdell Education Savings Accounts for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with "special needs," as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or certain members of his or her family).

Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

Keogh Plans. A Keogh plan, which is available to self-employed individuals, is a defined contribution plan that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute, for 2004, up to 25% of his or her annual earned income, with a maximum of $41,000.

457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system, a church or certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

Pension and Profit-Sharing Plans, including 401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions to a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year the lesser of 100% of income or $11,000 of compensation for 2003, which may be increased each year based on cost-of-living adjustments. An employee who has attained the age of 50 by the end of the year may also make a catch-up contribution of $2,000 for 2003.

More detailed information about these arrangements and applicable forms are available from Waddell & Reed. These tax-advantaged savings plans and other accounts may be treated differently under state tax law and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

The Prospectus gives information as to expedited and regular redemption procedures. Redemptions of any class of shares by telephone or fax must be equal to at least $1,000.00. Redemption payments are made within seven (7) days from receipt of request unless delayed because of certain emergency conditions determined by the Securities and Exchange Commission, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the value used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

The Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class B and Class C shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated after you have returned the amount. Your written request to do this must be received within forty-five (45) days after your redemption request was received. You can do this only once as to Class B and once as to Class C shares of the Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You do not use up this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Directors may determine) is less than $250. The Board intends to compel redemptions of accounts, except for retirement plan accounts, in which the total NAV is less than $250. Shareholders have sixty (60) days from the date on which the NAV falls below $250 to bring the NAV above $250 in order to avoid mandatory redemption. A shareholder may also avoid mandatory redemption by initiating a transaction which either increases or decreases the NAV of the account. A dividend payment does not constitute a shareholder initiated transaction for the purpose of avoiding mandatory redemption.

Additional Information on Check Writing for the Fund

Checks may not be presented for payment at the office of the bank upon which the checks are drawn because under 1940 Act rules, redemptions may be effected only at the next price determined after the redemption request is presented to the Fund's transfer agent. This limitation does not affect checks used for payment of bills or cashed at other banks. Shareholders may not close their accounts through the writing of a check. If a shareholder is subject to backup withholding described in the Prospectus, no checks will be honored. This privilege is not available for most retirement plan accounts. Contact WRSCO for further information.

Determination of Offering Price

The value of each share of a class of the Fund is the NAV of the applicable class. The Fund is designed so that the value of each share of each class of the Fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances, although this may not always be possible. This NAV per share is what you pay for shares and what you receive when you redeem them prior to the application of the CDSC, if any, to Class B, Class C and Waddell & Reed Money Market C shares.

The NAV per share is ordinarily computed once each day that the NYSE is open for trading as of the close of the regular session of the NYSE (ordinarily, 4:00 p.m. Eastern time). The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days.

The Fund operates under Rule 2a-7 which permits it to value its portfolio on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund's shares would receive less investment income. The converse would apply in a period of rising interest rates.

Under Rule 2a-7, the Board of Directors must establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures must include review of the Fund's portfolio holdings by the Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund's NAV calculated by using available market quotations (see below) deviates from the per share value based on amortized cost.

For the purpose of determining whether there is any deviation between the value of the Fund's portfolio based on amortized cost and the value as determined on the basis of available market quotations, if there are readily available market quotations, investments are valued at the mean between the bid and asked prices. If such market quotations are not available, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors, including being valued at prices based on market quotations for investments of similar type, yield and duration.

Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market quotations (see above) and the NAV per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a NAV per share using available market quotations.

The procedures which the Board of Directors has adopted include changes in the dividends payable by the Fund under specified conditions, as further described under Taxes and Payments to Shareholders. The purpose of this portion of the procedures is to provide for the automatic taking of one of the actions which the Board of Directors might take should it otherwise be required to consider taking appropriate action.

TAXATION OF THE FUND

General

The Fund has qualified since inception for treatment as a regulated investment company (RIC) under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gains, determined without regard to any deduction for dividends paid) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income and must meet several additional requirements. These requirements include the following: (1)  the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities; (2)  at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3)  at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If the Fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (b) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains, as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Dividends and distributions a Fund declares in December of any year that are payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders on December 31 even if the Fund pays them during the following January. Accordingly, those dividends and distributions will be reported by, and (except for exempt-interest dividends) taxed to, the shareholders for the year in which that December 31 falls.

The Fund will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax.

UNDERWRITER

Waddell & Reed acts as principal underwriter and distributor of the Fund's shares pursuant to an underwriting agreement entered into between Waddell & Reed and the Fund (the Underwriting Agreement). The Underwriting Agreement requires Waddell & Reed to use its best efforts to sell the shares of the Fund but is not exclusive, and permits and recognizes that Waddell & Reed also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. Waddell & Reed is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

The dollar amounts of underwriting commissions for Class B shares for the fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001 were $143,712, $93,041 and $57,446, respectively.

The dollar amounts of underwriting commissions for Class C shares for the fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001 were $3,801, $6,115 and $5,359, respectively.

The dollar amount of underwriting commissions for Waddell & Reed Money Market C shares for the fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001 were $0, $0 and $3,277, respectively.

Waddell & Reed retained none of the underwriting commissions for the fiscal periods ended September 30, 2003, September 30, 2002 and September 30, 2001, respectively.

PERFORMANCE INFORMATION

Waddell & Reed, Inc. (Waddell & Reed), the Fund's underwriter, or the Fund may, from time to time, publish the Fund's yield, effective yield and performance rankings in advertisements and sales materials. Yield information is also available by calling the Shareholder Servicing Agent at the telephone number shown on the inside back cover of the Prospectus.

There are two methods by which yield is calculated for a specified time period for a class of shares of the Fund. The first method, which results in an amount referred to as the current yield, assumes an account containing exactly one share of the applicable class at the beginning of the period. The net asset value (NAV) of this share will be $1.00 except under extraordinary circumstances. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period which will include all dividends accrued for a share of such class; however, capital changes are excluded from the calculation, i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation. However, so that the change will not reflect the capital changes to be excluded, the dividends used in the yield computation may not be the same as the dividends actually declared, as certain realized gains and losses and, under unusual circumstances, unrealized gains and losses (see Purchase, Redemption and Pricing of Shares), will be taken into account in the calculation of dividends actually declared. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends.

This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the base period return) is then annualized by multiplying it by 365 and dividing it by the number of days in the period with the resulting current yield figure carried to at least the nearest hundredth of one percent.

The second method results in a figure referred to as the effective yield. This represents an annualization of the current yield with dividends reinvested daily. Effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result and rounding the result to the nearest hundredth of one percent according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)]365/7 - 1

The yield for the Fund's Class A shares, Class B shares, Class C Shares and Waddell & Reed Money Market C shares as calculated above for the seven days ended September 30, 2003, the date of the most recent balance sheet incorporated into this SAI by reference, was 0.31%, 0.01%, 0.01% and 0.01%, respectively, and the effective yield calculated for the same period was 0.31%, 0.01%, 0.01% and 0.01%, respectively.

Changes in yields (calculated on either basis) primarily reflect different interest rates received by the Fund as its portfolio securities change. These different rates reflect changes in current interest rates on money market instruments. Both yields are affected by portfolio quality, portfolio maturity, type of instruments held and operating expense ratio.

Effective March 24, 2000, Waddell & Reed Money Market B shares were combined into and redesignated as Waddell & Reed Money Market C shares. Effective June 30, 2000, Waddell & Reed Money Market C shares were closed to all investments other than reinvested dividends. Effective December 1, 2003, Class B and Class C shares were closed to new investments.

Performance Rankings and Other Information

Waddell & Reed or the Fund may also, from time to time, publish in advertisements or sales material the Fund's performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as The Wall Street Journal, Business Week, Barron's, Fortune, Morningstar, etc. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

Performance information for the Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.

All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

FINANCIAL STATEMENTS

The Financial Statements, including notes thereto, for the fiscal year ended September 30, 2003 are incorporated herein by reference. They are contained in the Fund's Annual Report to Shareholders, dated September 30, 2003, which is available upon request.

APPENDIX A

The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. A Standard & Poor's (S&P) corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The top three rating categories of S&P are described below:

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody's. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

DESCRIPTION OF NOTE RATINGS

Standard and Poor's, a division of The McGraw-Hill Companies, Inc. A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

--Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

--Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody's. Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's, a division of The McGraw Hill Companies, Inc. commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained.

DESCRIPTION OF SHORT-TERM CREDIT RATINGS

Fitch Ratings: F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D-Indicates actual or imminent payment default.

Notes to Short-term national rating:

+ or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

Ratings Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

REGISTRATION STATEMENT

PART C

OTHER INFORMATION

23.         Exhibits:         Waddell & Reed Advisors Cash Management, Inc.

(a)	Articles of Incorporation, as amended, filed by EDGAR on October 29, 1998 as EX-99.B1-charter to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A*

Articles Supplementary filed by EDGAR on July 2, 1999 as EX-99.B(a)cmartsup to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

Articles of Amendment filed by EDGAR on June 30, 2000 as EX-99.B(a)cmartsup to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A*

Articles of Amendment filed by EDGAR on October 30, 2000 as EX-99.B(a)cmartamend to Amendment No. 32 to the Registration Statement on Form N-1A*

(b)	Bylaws, filed by EDGAR on October 29, 1996 as EX-99.B2-cmbylaw to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A*

Amendment to Bylaws filed by EDGAR on July 2, 1999 as EX-99.B(b)cmbylaw2 to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

Amendment to Bylaws filed by EDGAR on October 30, 2000 as EX-99.B(b)cmbylaw to Amendment No. 32 to the Registration Statement on Form N-1A*

Amendment to Bylaws dated November 19, 2003, attached hereto as EX-99.B(b)cmbylawamend

(c)	Not applicable

(d)	Investment Management Agreement, as amended and restated, filed by EDGAR on December 30, 2002 as EX-99.B(d)cmima to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A*

(e)	Underwriting Agreement, filed by EDGAR on July 7, 1995 as EX-99.B6-cmua to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A*

Amendment to Underwriting Agreement, dated July 24, 2002, filed by EDGAR on December 30, 2002 as EX-99.B(e)cmuadel to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A*

(f)	Not applicable

(g)	Custodian Agreement, as amended, filed by EDGAR on June 30, 2000 as EX-99.B(g)cmca to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A*

Amendment to Custodian Agreement, dated July 1, 2001, filed by EDGAR on December 21, 2001 as EX-99.B(g)cmcaamend to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A*

Appendix A to Custodian Agreement, as amended March 31, 2003, attached hereto as EX-99.B(g)cmcustappa

Delegation Agreement, dated March 31, 2003, attached hereto as EX-99B(g)cmcadel

(h)	Accounting Services Agreement, filed by EDGAR on July 7, 1995 as EX-99.B9-cmasa to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A*

Amendment to Accounting Services Agreement filed by EDGAR on October 30, 2000 as EX-99.B(h)cmasaamend to Amendment No. 32 to the Registration Statement on Form N-1A*

Shareholder Servicing Agreement, filed by EDGAR on October 29, 1998 as EX-99.B(9)cmssa to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A*

Amendment to the Shareholder Servicing Agreement, dated July 24, 2002, filed by EDGAR on December 30, 2002 as EX-99.B(h)cmssadel to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A*

Fidelity Bond Coverage (Exhibit C), effective August 31, 2002, filed by EDGAR on December 30, 2002 as EX-99.B(h)cmssafidbd to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A*

(i)	Opinion and Consent of Counsel, attached hereto as EX-99.B(i)cmlegopn

(j)	Consent of Deloitte & Touche LLP, Independent Accountants, attached hereto as EX-99.B(j)cmconsnt

(k)	Not applicable

(l)	Not applicable

(m)	Service Plan, filed by EDGAR on July 7, 1995 as EX-99.B15-cmspcb to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A*

Distribution and Service Plan for Class B shares filed by EDGAR on August 30, 1999 as EX-99.B(m)cmdspb to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

Distribution and Service Plan for Class C shares filed by EDGAR on August 30, 1999 as EX-99.B(m)cmdspc to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

Distribution and Service Plan for United Cash Management, Inc. for Waddell & Reed Money Market C shares filed by EDGAR on August 30, 1999 as EX-99.B(m)cmdspmmc to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

(n)	Not applicable

(o)	Multiple Class Plan, as amended November 19, 2003, attached hereto as EX-99.B(o)cmmcp

(p)	Code of Ethics, as amended January 21, 2003, attached hereto as EX-99.B(p)code

Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, attached hereto as EX-99.B(p)code-so

24.         Persons Controlled by or under common control with Registrant

-------------------------------------------------------------

None

25.         Indemnification

---------------

Reference is made to Article SEVENTH paragraph 6(b) through 6(f) of the Articles of Incorporation, as amended, filed on October 29, 1998 as EX.99.B1-charter to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A*, Article IX of the Bylaws filed by EDGAR on October 30, 2000 as EX-99.B(b)cmbylaw to Amendment No. 32 to the Registration Statement on Form N-1A* and to Article IV of the Underwriting Agreement, filed July 7, 1995 as EX.99.B6-cmua to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A*, each of which provides indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

26.         Business and Other Connections of Investment Manager

----------------------------------------------------

Waddell & Reed Investment Management Company (WRIMCO) is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between WRIMCO and the Registrant, WRIMCO is to provide investment management services to the Registrant. WRIMCO is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.

Each director and executive officer of WRIMCO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

As to each director and officer of WRIMCO, reference is made to the Prospectus and SAI of this Registrant.

27.         Principal Underwriter

---------------------

(a)	Waddell & Reed, Inc. is the principal underwriter. It is also the principal underwriter to the following investment companies:

Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Fixed Income Funds, Inc.
Waddell & Reed Advisors Funds, Inc.
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Select Funds, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.
W&R Target Funds, Inc.
Waddell & Reed InvestEd Portfolios, Inc.

(b)	The information contained in the underwriter's application on Form BD as filed on January 16, 2004, SEC No. 8-27030, under the Securities Exchange Act of 1934, is herein incorporated by reference.

(c)	No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28.         Location of Accounts and Records

--------------------------------

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Theodore W. Howard and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.         Management Services

-------------------

There is no service contract other than as discussed in Part A and B of this Post-Effective Amendment and listed in response to Items 23.(h) and 23.(m) hereof.

30.         Not applicable

--------------

Not applicable

---------------------------------

*Incorporated herein by reference

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC., WADDELL & REED ADVISORS CASH MANAGEMENT, INC., WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC., WADDELL & REED ADVISORS FIXED INCOME FUNDS, INC., WADDELL & REED ADVISORS FUNDS, INC., WADDELL & REED ADVISORS GLOBAL BOND FUND, INC., WADDELL & REED ADVISORS HIGH INCOME FUND, INC., WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC., WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC., WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC., WADDELL & REED ADVISORS MUNICIPAL MONEY MARKET FUND, INC., WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC., WADDELL & REED ADVISORS RETIREMENT SHARES, INC., WADDELL & REED ADVISORS SELECT FUNDS, INC., WADDELL & REED ADVISORS SMALL CAP FUND, INC., WADDELL & REED ADVISORS TAX-MANAGED EQUITY FUND, INC., WADDELL & REED ADVISORS VANGUARD FUND, INC. AND WADDELL & REED INVESTED PORTFOLIOS, INC. (each hereinafter called the Corporation), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date: August 20, 2003	/s/Henry J. Herrmann
--------------------------
Henry J. Herrmann, President

/s/Keith A. Tucker	Chairman of the Board	August 20, 2003
-------------------		---------------
Keith A. Tucker

/s/Henry J. Herrmann	President and Director	August 20, 2003
--------------------		---------------
Henry J. Herrmann

/s/Theodore W. Howard	Vice President, Treasurer	August 20, 2003
--------------------	and Principal Accounting	---------------
Theodore W. Howard	Officer

/s/James M. Concannon	Director	August 20, 2003
--------------------		---------------
James M. Concannon

/s/John A. Dillingham	Director	August 20, 2003
--------------------		---------------
John A. Dillingham

/s/David P. Gardner	Director	August 20, 2003
-------------------		---------------
David P. Gardner

/s/Linda K. Graves	Director	August 20, 2003
--------------------		---------------
Linda K. Graves

/s/Joseph Harroz, Jr.	Director	August 20, 2003
--------------------		---------------
Joseph Harroz, Jr.

/s/John F. Hayes	Director	August 20, 2003
--------------------		---------------
John F. Hayes

/s/Robert L. Hechler	Director	August 20, 2003
--------------------		---------------
Robert L. Hechler

/s/Glendon E. Johnson	Director	August 20, 2003
--------------------		---------------
Glendon E. Johnson

/s/Frank J. Ross, Jr.	Director	August 20, 2003
--------------------		---------------
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz	Director	August 20, 2003
--------------------		---------------
Eleanor B. Schwartz

/s/Frederick Vogel III	Director	August 20, 2003
--------------------		---------------
Frederick Vogel III

Attest:
/s/Kristen A. Richards
--------------------------------
Kristen A. Richards
Secretary

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to rule 485(b) of the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 28th day of January, 2004.

WADDELL & REED ADVISORS CASH MANAGEMENT, INC.

(Registrant)

By /s/ Henry J. Herrmann
------------------------
Henry J. Herrmann, President

         Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title
----------	-----

/s/Keith A. Tucker*	Chairman of the Board	January 28, 2004
----------------------		------------------
Keith A. Tucker

/s/Henry J. Herrmann	President and Director	January 28, 2004
----------------------		------------------
Henry J. Herrmann

/s/Theodore W. Howard	Vice President, Treasurer,	January 28, 2004
----------------------	Principal Financial Officer	------------------
Theodore W. Howard	and Principal Accounting
Officer

/s/James M. Concannon*	Director	January 28, 2004
-------------------		------------------
James M. Concannon

/s/John A. Dillingham*	Director	January 28, 2004
-------------------		------------------
John A. Dillingham

/s/David P. Gardner*	Director	January 28, 2004
-------------------		------------------
David P. Gardner

/s/Linda K. Graves*	Director	January 28, 2004
-------------------		------------------
Linda K. Graves

/s/Joseph Harroz, Jr.*	Director	January 28, 2004
-------------------		------------------
Joseph Harroz, Jr.

/s/John F. Hayes*	Director	January 28, 2004
-------------------		------------------
John F. Hayes

/s/Robert L. Hechler*	Director	January 28, 2004
----------------------		------------------
Robert L. Hechler

/s/Glendon E. Johnson*	Director	January 28, 2004
-------------------		------------------
Glendon E. Johnson

/s/Frank J. Ross, Jr.*	Director	January 28, 2004
-------------------		------------------
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz*	Director	January 28, 2004
-------------------		------------------
Eleanor B. Schwartz

/s/Frederick Vogel III*	Director	January 28, 2004
-------------------		------------------
Frederick Vogel III

*By/s/Kristen A. Richards
------------------------
         Kristen A. Richards
         Attorney-in-Fact

ATTEST:/s/Daniel C. Schulte
---------------------------
         Daniel C. Schulte
         Assistant Secretary